UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Structured Domestic Equity Funds
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process	5

Portfolio Management Discussion and Performance Summaries	7

Schedules of Investments	43

Financial Statements	70

Financial Highlights	78

Notes to Financial Statements	90

Report of Independent Registered Public Accounting Firm	108

Other Information	109

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

U.S. equities recorded strong gains during the 12-month period ending October 31, 2012 (the “Reporting Period”).

When the Reporting Period began, U.S. equity markets faced a number of headwinds, as Standard & Poor’s downgraded the ratings of several large banks and the Congressional budget deficit supercommittee failed to come to agreement on spending cuts. In addition, Europe’s sovereign debt crisis deteriorated as credit conditions tightened for banks and yields on Italian and Spanish government debt hovered near unsustainable levels. However, the market rallied following coordinated action by six global central banks to reduce the cost to European banks’ of U.S. dollar funding.

Early in 2012, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to low interest rates until at least late 2014. Strong corporate earnings reports boosted a number of large-cap information technology stocks in the S&P 500® Index, and the NASDAQ reached a new 11-year high in February. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

The U.S. equity market then retreated during April and May amidst questions about the strength of the U.S. economic recovery and increasing uncertainty in Europe. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum in April, as jobless claims increased for several weeks in a row, and it deteriorated further in May. In addition, the initial first quarter Gross Domestic Product (“GDP”) estimate of 2.2% was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization and consumer confidence offered mixed signals. Beyond U.S. economic concerns, Europe’s troubles and disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown.

U.S. equities made gains through the third calendar quarter and the S&P 500® Index climbed to its highest level since May 2008. The Fed announced another round of quantitative easing, this time with no expiration date and the explicit goal of reducing unemployment. The Fed also extended its policy of near zero interest rates until at least mid-2015. Continued improvements in home prices, as well as the Fed’s commitment to buy mortgage-backed securities, increased hopes of a recovery in the housing market and helped offset disappointment about lackluster economic growth and a stalled labor market.

In October 2012, the U.S. reported better than expected third quarter GDP growth of 2%, and the unemployment rate dropped below 8% for the first time since January 2009. U.S. manufacturing activity increased, and the housing market showed further signs of improvement as new home construction reached a four-year high. Despite these positive developments, the U.S. equity market retreated during October as a number of companies offered cautious guidance along with their earnings reports and investors awaited the outcome of the U.S. presidential election. In response to Hurricane Sandy, U.S. equity trading was halted for the last two days toward the end of the Reporting Period. The October 29-30 closing was the first two-day weather-related shutdown of the markets since 1888.

MARKET REVIEW

During the Reporting Period overall, U.S. stocks posted double-digit gains. The S&P® 500 Index, a measure of large-cap stocks, returned 15.16%, while the Russell 2000® Index, which measures the small-cap universe, rose 12.05%. All 10 sectors in the S&P 500® index were up, with consumer discretionary (+26.51%) and health care (+22.02%) recording the strongest results. The financials (+20.24%) sector was the largest contributor (measured by weight times total return) to S&P 500® Index returns. Large-cap stocks outperformed small-cap stocks, primarily in the information technology sector. Across the capitalization spectrum, value-oriented stocks outperformed growth-oriented stocks, primarily due to the strong performance of value-oriented consumer discretionary stocks. The Russell 1000® Value Index, representing large-cap value stocks, was up 16.84%, outperforming the Russell 1000® Growth Index, representing large-cap growth stocks, which gained 12.98% during the Reporting Period.

Looking Ahead

We continue to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’ Domestic Structured Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■

We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

Enhancements Made to Proprietary Quantitative Model during the 12-month Period Ended October 31, 2012

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2012.

During the fourth quarter of 2011, we implemented an enhancement to our Europe stock selection model. More specifically, we introduced a new price momentum timing insight within the Europe region, which aims to capture price momentum in the markets while including a component of timing. Our research finds that including a timing signal can improve the risk-adjusted returns of the model’s European region momentum strategy and can significantly mitigate drawdown risk.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

We introduced a short-term model to our stock selection process during the first quarter of 2012. We plan to use the short-term model, which forecasts potential returns using three-month to 12-month time horizons, to help us make long-term investment decisions and determine when to buy or sell. This short-term model also helps us determined entry and exit points for trade execution.

In addition, we implemented enhancements to our country/currency selection process. In seeking to make our models more effective in a variety of market environments, we enhanced the expression of our active views to model unhedged equity returns directly, rather than modeling currency and currency-hedged equity views separately. This enhancement should help us match the Funds’ portfolios more closely with our optimal views. During the first calendar quarter, we also introduced country-specific views to increase the flexibility of our process. We believe the incorporation of these country-specific views should enhance performance consistency, especially during periods of unexpected market disruption.

During the second calendar quarter, we implemented an enhancement to our stock selection process. More specifically, we incorporated new signals within our Valuation theme, including cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signal and structural valuation signals. These signal weights are customized based on a particular stock’s industry, sector and geographic location. We believe these additional signals will help us more effectively identify the intrinsic value of a company, thereby adding value to our process.

In addition, we extended our price momentum timing insight to the emerging markets and the U.K. region. With this enhancement, we aim to capture price momentum in the markets while including a component of timing. Our research indicates that including a timing signal can improve the risk-adjusted returns of the Momentum theme and can significantly mitigate drawdown risk. We made no enhancements to our proprietary quantitative model during the third quarter of 2012.

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 12.69%, 11.84%, 11.81%, 13.18%, 12.67%, 12.96% and 12.50%, respectively. These returns compare to the 12.98% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our quantitative model and four of its six investment themes contributed positively to relative returns, but in certain share classes, the Fund underperformed the Index after fees and expenses. Security selection added to relative results during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to performance. Profitability, which assesses whether a company is earning more than its cost of capital, was our best-performing theme. Momentum, Sentiment and Valuation also enhanced results. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Quality theme detracted from the Fund’s relative performance during the Reporting Period. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The impact of our Management theme was relatively neutral. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection contributed positively to the Fund’s relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the energy, industrials and materials sectors contributed positively to relative returns during the Reporting Period. The Fund benefited from overweighted positions in Toro, a turf maintenance equipment maker; Dish Network, a satellite television provider; and Marathon Petroleum, an oil and natural gas exploration company. We adopted the overweight in Toro because of our positive views on Profitability and Momentum. Our positive views on Momentum and Management led us to overweight Dish Network. The Fund was overweight Marathon Petroleum as a result of our positive views on Profitability and Sentiment.

Q	Which individual positions detracted the most from the Fund’s results during the Reporting Period?

A	Investments in the consumer discretionary, information technology and consumer staples sectors detracted from relative performance during the Reporting Period. Specifically, the Fund was hampered by overweighted positions in Tempur-Pedic International, a maker of mattresses and pillows; NetApp, a computer storage and data management company; and Humana, a provider of health care plans and services. The Fund was overweight Tempur-Pedic International and Humana as a result of our positive views on Profitability and Momentum, while we chose to overweight NetApp because of our positive views on Momentum and Quality.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials, consumer discretionary, energy and information technology sectors relative to the Index. The Fund was underweight consumer staples, industrials, materials and telecommunication services. Compared to the Index, it was relatively neutral to the utilities and health care sectors at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Growth Index[2]
Class A	12.69%	12.98%
Class B	11.84	12.98
Class C	11.81	12.98
Institutional	13.18	12.98
Service	12.67	12.98
Class IR	12.96	12.98
Class R	12.50	12.98

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	22.47%	-0.63%	5.80%	7.12%	5/1/97
Class B	23.72	-0.65	5.74	3.06	5/1/97
Class C	27.73	-0.26	5.60	1.63	8/15/97
Institutional	30.16	0.90	6.84	7.73	5/1/97
Service	29.47	0.40	6.33	3.37	5/1/97
Class IR	30.04	N/A	N/A	1.22	11/30/07
Class R	29.35	N/A	N/A	0.73	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.91
Class R	1.20	1.41

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	8.1%	Computers & Peripherals
Microsoft Corp.	3.7	Software
International Business Machines Corp.	3.7	IT Services
Google, Inc. Class A	3.1	Internet Software & Services
Philip Morris International, Inc.	2.6	Tobacco
Oracle Corp.	2.6	Software
MasterCard, Inc. Class A	2.0	IT Services
The Boeing Co.	1.9	Aerospace & Defense
QUALCOMM, Inc.	1.8	Communications Equipment
American Tower Corp.	1.7	Real Estate Investment Trusts

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of October 31, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	12.69%	-0.67%	5.18%	3.26%
Including sales charges	6.54%	-1.79%	4.59%	2.88%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	11.84%	-1.42%	4.53%	2.85%
Including contingent deferred sales charges	6.84%	-1.82%	4.53%	2.85%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.81%	-1.42%	4.39%	1.42%
Including contingent deferred sales charges	10.81%	-1.42%	4.39%	1.42%

Institutional Class (Commenced May 1, 1997)	13.18%	-0.27%	5.62%	3.66%

Service Class (Commenced May 1, 1997)	12.67%	-0.77%	5.11%	3.16%

Class IR (Commenced November 30, 2007)	12.96%	N/A	N/A	0.60%

Class R (Commenced November 30, 2007)	12.50%	N/A	N/A	0.13%

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 14.44%, 13.61%, 13.65%, 14.91%, 14.38%, 14.77% and 14.08%, respectively. These returns compare to the 16.84% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Although our quantitative model and four of its six investment themes added to relative results, the Fund underperformed the Index during the Reporting Period, largely because of its industry exposures. Security selection contributed positively to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to performance. Profitability, which assesses whether a company is earning more than its cost of capital, was our best-performing theme. Valuation, Sentiment and Momentum, also added to returns. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies

The impact of our Management and Quality themes was relatively neutral during the Reporting Period. Management assesses the characteristics, policies and strategic decisions of company management. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, despite the positive results from our investment themes, the contribution overall of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt by its overweighted positions relative to the Index in computers and peripherals, software and hospitality services, all of which declined substantially during the Reporting Period. Similarly, the Fund was hampered by its underweighted positions compared to the Index in the food products and diversified financial services industries, which posted strong gains during the Reporting Period.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks enhanced relative returns.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the energy, utilities and information technology sectors added to relative performance during the Reporting Period. The Fund’s overweighted positions in Dish Network, Gilead Sciences and Toro contributed positively. We assumed the overweight in Dish Network, a satellite television provider, because of our positive views on Momentum and Management. Our positive views on Profitability and Momentum led us to overweight biopharmaceutical company Gilead Sciences and turf maintenance equipment maker Toro.

Q	Which individual positions detracted the most from the Fund’s results during the Reporting Period?

A	Stock picks in the consumer staples, financials and consumer discretionary sectors detracted from relative results. The Fund was hindered by its overweighted positions in Tempur-Pedic International, a mattress and pillow manufacturer; UNUM Group, an insurance company; and Tyson Foods, a processor of chicken, beef and pork. The overweights in Tempur-Pedic International and Tyson Foods were the result of our positive views on Profitability and Momentum. We assumed the overweight to UNUM Group because of our positive views on Momentum and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, energy, health care and information technology sectors relative to the Index. It was underweight the industrials, financials, consumer staples, telecommunication services and utilities sectors. Compared to the Index, the Fund was neutral in the materials sector at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Class A	14.44%	16.84%
Class B	13.61	16.84
Class C	13.65	16.84
Institutional	14.91	16.84
Service	14.38	16.84
Class IR	14.77	16.84
Class R	14.08	16.84

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000 Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	21.41%	-3.51%	5.97%	2.84%	12/31/98
Class B	22.51	-3.52	5.93	2.81	12/31/98
Class C	26.50	-3.13	5.79	2.50	12/31/98
Institutional	29.09	-2.00	7.02	3.67	12/31/98
Service	28.30	-2.50	6.48	3.16	12/31/98
Class IR	28.84	N/A	N/A	-1.06	11/30/07
Class R	28.17	N/A	N/A	-1.53	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.13%
Class B	1.70	1.88
Class C	1.70	1.88
Institutional	0.55	0.73
Service	1.05	1.23
Class IR	0.70	0.88
Class R	1.20	1.38

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	4.9%	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	3.4	Diversified Financial Services
Pfizer, Inc.	3.2	Pharmaceuticals
Chevron Corp.	2.9	Oil, Gas & Consumable Fuels
General Electric Co.	2.7	Industrial Conglomerates
AT&T, Inc.	2.4	Diversified Telecommunication Services
ConocoPhillips	2.2	Oil, Gas & Consumable Fuels
Occidental Petroleum Corp.	2.1	Oil, Gas & Consumable Fuels
Merck & Co., Inc.	1.9	Pharmaceuticals
News Corp. Class A	1.7	Media

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets as of October 31, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	14.44%	-2.54%	5.81%	3.19%
Including sales charges	8.19%	-3.64%	5.21%	2.77%

Class B (Commenced December 31, 1998)
Excluding contingent deferred sales charges	13.61%	-3.28%	5.17%	2.74%
Including contingent deferred sales charges	8.58%	-3.67%	5.17%	2.74%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	13.65%	-3.27%	5.02%	2.42%
Including contingent deferred sales charges	12.65%	-3.27%	5.02%	2.42%

Institutional Class (Commenced December 31, 1998)	14.91%	-2.15%	6.24%	3.59%

Service Class (Commenced December 31, 1998)	14.38%	-2.64%	5.72%	3.09%

Class IR (Commenced November 30, 2007)	14.77%	N/A	N/A	-1.18%

Class R (Commenced November 30, 2007)	14.08%	N/A	N/A	-1.66%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 8.04%, 7.32%, 7.26%, 8.49%, 7.97%, 8.36% and 7.78%, respectively. These returns compare to the 12.05% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Although our quantitative model and five of its six investment themes enhanced relative returns, the Fund underperformed the Index during the Reporting Period, largely because of its industry exposures. Security selection contributed positively to relative performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to performance. Momentum was the Fund’s best-performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation, Quality, Profitability and Sentiment also enhanced returns. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability assesses whether a company is earning more than its cost of capital, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from the Fund’s relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, despite the positive results overall from our investment themes, the contribution of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt by its overweighted positions relative to the Index in computers and peripherals, software and specialty retail, all of which experienced substantial declines during the Reporting Period. Similarly, it was hindered by its underweighted positions compared to the Index in the strongly performing building and construction products and biotechnology industries.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock selection added to the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A Investments in the energy, consumer discretionary and materials sectors contributed positively to the Fund’s relative results during the Reporting Period. The Fund benefited from overweighted positions in Altisource Portfolio Solutions, a provider of real estate and mortgage portfolio management; Papa John’s International, a pizza restaurant chain; and NACCO Industries, a holding company focusing on lift trucks, housewares and mining. The Fund was overweight Altisource Portfolio Solutions because of our positive views on Quality and Profitability. The overweight to NACCO Industries was assumed because of our positive views on Valuation and Profitability. We adopted the overweight in Papa John’s International as a result of our positive views on Profitability and Momentum.

Q	Which individual positions detracted the most from the Fund’s results during the Reporting Period?

A	Security selection in the information technology, health care and financials sectors dampened the Fund’s relative returns during the Reporting Period. Overweighted positions in MicroStrategy, Tempur-Pedic International and Marchex detracted. The Fund was overweight MicroStrategy, a business intelligence software vendor, because of our positive views on Management and Momentum. It was overweight Tempur-Pedic International, a mattress and pillow manufacturer, as a result of our positive views of Profitability and Momentum. We assumed the overweight in Marchex, an advertising and small business marketing company, because of our positive views on Momentum and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, consumer discretionary and health care sectors relative to the Index. It was underweight the utilities, information technology, materials, energy, financial and industrials sectors. Compared to the Index, the Fund was relatively neutral in telecommunication services at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Index[2]
Class A	8.04%	12.05%
Class B	7.32	12.05
Class C	7.26	12.05
Institutional	8.49	12.05
Service	7.97	12.05
Class IR	8.36	12.05
Class R	7.78	12.05

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	21.26%	0.75%	7.21%	4.74%	8/15/97
Class B	22.36	0.72	7.15	4.71	8/15/97
Class C	26.37	1.11	7.01	4.37	8/15/97
Institutional	28.75	2.28	8.24	5.54	8/15/97
Service	28.08	1.76	7.68	5.02	8/15/97
Class IR	28.54	N/A	N/A	3.73	11/30/07
Class R	28.01	N/A	N/A	3.25	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.43%
Class B	2.01	2.18
Class C	2.01	2.18
Institutional	0.86	1.03
Service	1.36	1.53
Class IR	1.01	1.18
Class R	1.51	1.68

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
First American Financial Corp.	1.4%	Insurance
Pharmacyclics, Inc.	1.3	Biotechnology
Stage Stores, Inc.	1.3	Specialty Retail
Rayonier, Inc.	1.3	Real Estate Investment Trusts
Accelrys, Inc.	1.2	Software
Papa John’s International, Inc.	1.2	Hotels, Restaurants & Leisure
Altisource Portfolio Solutions SA	1.1	Real Estate Management & Development
Kelly Services, Inc. Class A	1.1	Professional Services
National Health Investors, Inc.	1.1	Real Estate Investment Trusts
Greenhill & Co., Inc.	1.1	Capital Markets

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.5% of the Fund’s net assets as of October 31, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	8.04%	1.29%	7.33%	4.97%
Including sales charges	2.13%	0.15%	6.72%	4.58%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	7.32%	0.53%	6.68%	4.55%
Including contingent deferred sales charges	2.34%	0.12%	6.68%	4.55%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	7.26%	0.52%	6.52%	4.21%
Including contingent deferred sales charges	6.26%	0.52%	6.52%	4.21%

Institutional Class (Commenced August 15, 1997)	8.49%	1.68%	7.75%	5.38%

Service Class (Commenced August 15, 1997)	7.97%	1.17%	7.21%	4.87%

Class IR (Commenced November 30, 2007)	8.36%	N/A	N/A	3.28%

Class R (Commenced November 30, 2007)	7.78%	N/A	N/A	2.79%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 10.24%, 9.42%, 9.46%, 10.70%, 10.49% and 9.98%, respectively. These returns compare to the 9.67% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, our quantitative model and five of its six investment themes contributed positively to relative returns during the Reporting, but in certain share classes, the Fund underperformed the Index after fees and expenses. Security selection added to relative results during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to performance. Momentum was the Fund’s best-performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality, Profitability, Sentiment and Valuation also added to returns. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Profitability assesses whether a company is earning more than its cost of capital, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, detracted from the Fund’s relative results during the Reporting Period.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection enhanced the Fund’s relative performance.

PORTFOLIO RESULTS

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the energy, financial and consumer discretionary sectors contributed positively to the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions in Lumber Liquidators Holdings, a retailer of hardwood flooring; Altisource Portfolio Solutions, a provider of real estate and mortgage portfolio management; and Papa John’s International, a pizza restaurant chain. We chose to overweight Lumber Liquidators and Papa John’s International because of our positive views on Momentum and Profitability. The Fund’s overweight in Alitsource Portfolio Solutions was adopted as a result of our positive views on Momentum and Profitability.

Q	Which individual positions detracted the most from the Fund’s results during the Reporting Period?

A	Security selection in the information technology, health care and telecommunication services sectors detracted from the Fund’s relative returns during the Reporting Period. The Fund was hampered by overweighted positions in TempurPedic International, a maker of mattresses and pillows; Questcor Pharmaceuticals, a biopharmaceutical company; and Xyratex, a data storage firm. We assumed the overweight in Tempur-Pedic International and Questcor Pharmaceuticals based on our positive views of Profitability and Momentum. Our positive views on Profitability and Valuation led us to overweight Xyratex.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials and consumer staples sectors relative to the Index. It was underweight the industrials, information technology, materials, health care and utilities sectors. Compared to the Index, the Fund was relatively neutral in the energy, consumer discretionary and telecommunication services sectors at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Growth Index[2]
Class A	10.24%	9.67%
Class B	9.42	9.67
Class C	9.46	9.67
Institutional	10.70	9.67
Class IR	10.49	9.67
Class R	9.98	9.67

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	25.98%	2.13%	1.37%	6/25/07
Class B	27.38	2.11	1.50	6/25/07
Class C	31.36	2.53	1.70	6/25/07
Institutional	33.86	3.71	2.88	6/25/07
Class IR	33.69	N/A	4.99	11/30/07
Class R	33.02	N/A	4.45	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.97%
Class B	2.01	2.72
Class C	2.01	2.72
Institutional	0.86	1.57
Class IR	1.01	1.72
Class R	1.51	2.22

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
Pharmacyclics, Inc.	1.7%	Biotechnology
Lumber Liquidators Holdings, Inc.	1.6	Specialty Retail
Lancaster Colony Corp.	1.5	Food Products
Papa John’s International, Inc.	1.4	Hotels, Restaurants & Leisure
Select Comfort Corp.	1.4	Specialty Retail
The Ultimate Software Group, Inc.	1.3	Software
Cornerstone OnDemand, Inc.	1.2	Internet Software & Services
First American Financial Corp.	1.2	Insurance
Altisource Portfolio Solutions SA	1.2	Real Estate Management & Development
Blackbaud, Inc.	1.2	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 8.2% of the Fund’s net assets as of October 31, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Growth Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	10.24%	2.25%	1.95%
Including sales charges	4.17%	1.10%	0.88%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	9.42%	1.48%	1.19%
Including contingent deferred sales charges	4.43%	1.08%	1.00%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	9.46%	1.48%	1.19%
Including contingent deferred sales charges	8.46%	1.48%	1.19%

Institutional Class (Commenced June 25, 2007)	10.70%	2.66%	2.36%

Class IR (Commenced November 30, 2007)	10.49%	N/A	4.37%

Class R (Commenced November 30, 2007)	9.98%	N/A	3.84%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 9.60%, 8.73%, 8.78%, 10.02%, 9.82% and 9.35%, respectively. These returns compare to the 14.43% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Although our quantitative model and four of its six investment themes enhanced relative returns, the Fund underperformed the Index during the Reporting Period, largely because of its industry exposures. Security selection contributed positively to relative performance during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes — Momentum, Valuation, Sentiment and Quality —added to the Fund’s relative returns. Our Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Management, which assesses the characteristics, policies and strategic decisions of company management, detracted from the Fund’s relative performance. The impact of our Profitability theme was relatively neutral during the Reporting Period. Profitability assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, despite the positive results from our investment themes, the contribution of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt by its overweighted positions relative to the Index in oil and gas, biotechnology, software and computers and peripherals, all of which declined substantially during the Reporting Period. Similarly, the Fund’s underweighted position compared to the Index in the building and construction products industry, which performed well, slowed results.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our stock picks added to the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the energy, consumer staples and utilities sectors contributed positively to the Fund’s relative performance during the Reporting Period. In particular, the Fund benefited from its overweighted positions in Altisource Portfolio Solutions, a provider of real estate and mortgage portfolio management; Texas Capital Bancshares, a bank holding company; and Stage Stores, a department store company. We adopted the overweights to Altisource Portfolio Solutions and Texas Capital Bancshares because of our positive views on Profitability and Quality. Our positive views on Sentiment and Valuation led us to overweight Stage Stores.

Q	Which individual positions detracted the most from the Fund’s results during the Reporting Period?

A	Investments in the information technology, health care and consumer discretionary sectors detracted from the Fund’s relative results during the Reporting Period. The Fund was hurt by overweighted positions in Tempur-Pedic International, a maker of mattresses and pillows; MicroStrategy, a business intelligence software vendor; and Lattice Semiconductor, a computer component maker. We assumed the overweight to Tempur-Pedic International as a result of our positive views of Profitability and Momentum. The Fund was overweight MicroStrategy based on our positive views of Management and Momentum, while we adopted the overweight in Lattice Semiconductor because of our positive views on Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, health care and consumer staples sectors relative to the Index. It was underweight the industrials, materials, energy, information technology, financials and utilities sectors. Compared to the Index, the Fund was relatively neutral in telecommunication services at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]
Class A	9.60%	14.43%
Class B	8.73	14.43
Class C	8.78	14.43
Institutional	10.02	14.43
Class IR	9.82	14.43
Class R	9.35	14.43

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	22.51%	0.78%	-0.86%	6/25/07
Class B	23.67	0.98	-0.62	6/25/07
Class C	27.68	1.13	-0.57	6/25/07
Institutional	30.15	2.37	0.63	6/25/07
Class IR	29.93	N/A	3.88	11/30/07
Class R	29.32	N/A	3.44	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.55%
Class B	2.01	2.30
Class C	2.01	2.30
Institutional	0.86	1.15
Class IR	1.01	1.30
Class R	1.51	1.80

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
Southwest Gas Corp.	1.6%	Gas Utilities
Stage Stores, Inc.	1.4	Specialty Retail
Investors Bancorp, Inc.	1.4	Commercial Banks
Potlatch Corp.	1.3	Real Estate Investment Trusts
International Bancshares Corp.	1.3	Commercial Banks
CVB Financial Corp.	1.3	Commercial Banks
Rayonier, Inc.	1.3	Real Estate Investment Trusts
Lumber Liquidators Holdings, Inc.	1.2	Specialty Retail
Altisource Portfolio Solutions SA	1.1	Real Estate Management & Development
First American Financial Corp.	1.1	Insurance

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 7.9% of the Fund’s net assets as of October 31, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Value Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	9.60%	1.27%	-0.21%
Including sales charges	3.61%	0.13%	-1.26%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	8.73%	0.56%	-0.91%
Including contingent deferred sales charges	3.74%	0.33%	-1.03%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	8.78%	0.49%	-0.98%
Including contingent deferred sales charges	7.78%	0.49%	-0.98%

Institutional Class (Commenced June 25, 2007)	10.02%	1.70%	0.22%

Class IR (Commenced November 30, 2007)	9.82%	N/A	3.35%

Class R (Commenced November 30, 2007)	9.35%	N/A	2.91%

PORTFOLIO RESULTS

Goldman Sachs Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 12.69%, 11.84%, 11.84%, 13.16%, 12.58%, 12.96% and 12.42%, respectively. These returns compare to the 15.16% average annual total return of the Fund’s benchmark, the S&P® 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Although our quantitative model and four of its six investment themes enhanced relative returns, the Fund underperformed the Index during the Reporting Period, largely because of its industry exposures. Our stock selection added to relative performance during the Reporting Period.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and its six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative performance. Profitability, which assesses whether a company is earning more than its cost of capital, was our best-performing theme. Sentiment, Valuation and Momentum also added to relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our Quality theme detracted from the Fund’s relative results during the Reporting Period. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. The impact of our Management theme was relatively neutral. Management assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance. That said, despite the positive results from our investment themes, the contribution of the Fund’s industry exposures dragged down relative performance during the Reporting Period. Though its industry weightings were no larger or smaller than normal, the Fund was hurt by its overweighted positions relative to the Index in computers and peripherals, food products, oil and gas and software, all of which experienced substantial declines during the Reporting Period. Similarly, the Fund’s underweighted position compared to the Index in the strongly performing diversified financial services industry dampened returns.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection added to the Fund’s relative performance.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the energy, industrials and materials sectors added to the Fund’s relative returns during the Reporting Period. The Fund benefited from overweighted positions in Dish Network, a satellite television provider; Gilead Sciences, a biopharmaceutical company; and Toro, a turf maintenance equipment maker. We adopted the overweight to Dish Network as a result of our positive views on Momentum and Management. Our positive views on Profitability and Momentum led us to overweight Gilead Sciences and Toro.

Q	Which individual positions detracted the most from the Fund’s results during the Reporting Period?

A	Investments in consumer staples, information technology and financials detracted from relative results during the Reporting Period. The Fund was hampered by overweighted positions in Tempur-Pedic International, a maker of mattresses and pillows; Humana, a health care plans and services provider; and Tyson Foods, a processor of chicken, beef and pork. We chose to overweight Tempur-Pedic International and Tyson Foods and Humana because of our positive views on Momentum and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings (that is, to put the Fund’s cash holdings to work).

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, energy and consumer discretionary sectors relative to the Index. It was underweight industrials, consumer staples, financials, telecommunication services, information technology and utilities. Compared to the Index, the Fund was relatively neutral in the materials sector at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	12.69%	15.16%
Class B	11.84	15.16
Class C	11.84	15.16
Institutional	13.16	15.16
Service	12.58	15.16
Class IR	12.96	15.16
Class R	12.42	15.16

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	20.48%	-1.79%	6.17%	7.06%	5/24/91
Class B	21.54	-1.81	6.11	5.34	5/1/96
Class C	25.58	-1.41	5.98	3.03	8/15/97
Institutional	28.04	-0.29	7.19	7.21	6/15/95
Service	27.40	-0.77	6.67	5.48	6/07/96
Class IR	27.87	N/A	N/A	0.29	11/30/07
Class R	27.19	N/A	N/A	-0.20	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.19%
Class B	1.70	1.94
Class C	1.70	1.94
Institutional	0.55	0.79
Service	1.05	1.29
Class IR	0.70	0.94
Class R	1.20	1.44

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	4.4%	Computers & Peripherals
Exxon Mobil Corp.	4.0	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	2.5	Diversified Financial Services
Microsoft Corp.	2.4	Software
Pfizer, Inc.	2.2	Pharmaceuticals
General Electric Co.	2.2	Industrial Conglomerates
Philip Morris International, Inc.	2.2	Tobacco
AT&T, Inc.	2.0	Diversified Telecommunication Services
Merck & Co., Inc.	1.8	Pharmaceuticals
ConocoPhillips	1.7	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets as of October 31, 2012. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	12.69%	-1.37%	5.68%	7.22%
Including sales charges	6.50%	-2.47%	5.09%	6.94%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	11.84%	-2.11%	5.04%	5.18%
Including contingent deferred sales charges	6.80%	-2.50%	5.04%	5.18%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	11.84%	-2.10%	4.90%	2.88%
Including contingent deferred sales charges	10.83%	-2.10%	4.90%	2.88%

Institutional Class (Commenced June 15, 1995)	13.16%	-0.98%	6.10%	7.06%

Service Class (Commenced June 7, 1996)	12.58%	-1.45%	5.58%	5.33%

Class IR (Commenced November 30, 2007)	12.96%	N/A	N/A	-0.11%

Class R (Commenced November 30, 2007)	12.42%	N/A	N/A	-0.59%

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 98.4%
Aerospace & Defense – 2.3%
5,141	BE Aerospace, Inc.*	$231,808
22,835	Huntington Ingalls Industries, Inc.*	967,747
6,196	Raytheon Co.	350,446
121,815	The Boeing Co.	8,580,648

		10,130,649

Air Freight & Logistics – 1.5%
87,820	United Parcel Service, Inc. Class B	6,432,815
9,975	UTI Worldwide, Inc.	138,553

		6,571,368

Beverages – 1.2%
4,366	Beam, Inc.	242,575
18,503	PepsiCo., Inc.	1,281,148
103,178	The Coca-Cola Co.	3,836,158

		5,359,881

Biotechnology – 4.9%
33,523	Amgen, Inc.	2,901,248
37,630	Biogen Idec, Inc.*	5,201,218
69,771	Celgene Corp.*	5,115,610
82,442	Gilead Sciences, Inc.*	5,536,805
42,080	Myriad Genetics, Inc.*	1,101,234
1,925	Regeneron Pharmaceuticals, Inc.*	273,927
11,418	United Therapeutics Corp.*	521,460
29,171	Vertex Pharmaceuticals, Inc.*	1,407,209

		22,058,711

Building Products – 0.4%
37,166	Armstrong World Industries, Inc.	1,925,199

Capital Markets – 2.4%
4,609	BlackRock, Inc.	874,235
27,030	Franklin Resources, Inc.	3,454,434
14,023	Raymond James Financial, Inc.	534,837
77,768	SEI Investments Co.	1,701,564
93,910	State Street Corp.	4,185,569

		10,750,639

Chemicals – 2.7%
27,927	CF Industries Holdings, Inc.	5,730,341
84,778	LyondellBasell Industries NV Class A	4,526,298
38,905	The Scotts Miracle-Gro Co. Class A(a)	1,665,523

		11,922,162

Commercial Banks – 0.5%
37,824	PNC Financial Services Group, Inc.	2,200,979

Commercial Services & Supplies – 0.5%
51,674	Copart, Inc.*	1,487,695
25,427	Rollins, Inc.	576,430

		2,064,125

Communications Equipment – 1.8%
136,145	QUALCOMM, Inc.	7,974,693

Computers & Peripherals – 9.1%
60,970	Apple, Inc.	36,283,247
83,487	NetApp, Inc.*	2,245,800

Common Stocks – (continued)
Computers & Peripherals – (continued)
72,877	Western Digital Corp.	$2,494,580

		41,023,627

Construction & Engineering – 0.1%
8,503	Fluor Corp.	474,893

Diversified Financial Services – 0.3%
33,040	JPMorgan Chase & Co.	1,377,107

Diversified Telecommunication Services – 1.8%
46,517	AT&T, Inc.	1,609,023
15,117	CenturyLink, Inc.	580,191
125,372	Verizon Communications, Inc.	5,596,606
21,578	Windstream Corp.(a)	205,854

		7,991,674

Electric Utilities – 0.1%
8,403	Entergy Corp.	609,890

Electrical Equipment – 0.7%
66,781	Emerson Electric Co.	3,234,204

Electronic Equipment, Instruments & Components* – 0.1%
38,897	Ingram Micro, Inc. Class A	591,234

Energy Equipment & Services – 0.1%
8,062	Schlumberger Ltd.	560,551

Food & Staples Retailing – 2.9%
59,937	Costco Wholesale Corp.	5,899,599
123,445	CVS Caremark Corp.	5,727,848
13,797	Wal-Mart Stores, Inc.	1,035,051
12,456	Walgreen Co.	438,825

		13,101,323

Food Products – 0.2%
37,665	Archer-Daniels-Midland Co.	1,010,929

Health Care Equipment & Supplies – 0.6%
27,055	DENTSPLY International, Inc.	996,706
15,853	IDEXX Laboratories, Inc.*	1,525,058
2,681	Stryker Corp.	141,021

		2,662,785

Health Care Providers & Services – 0.9%
94,030	Cardinal Health, Inc.	3,867,454

Hotels, Restaurants & Leisure – 7.2%
145,425	Carnival Corp.	5,508,699
862	Chipotle Mexican Grill, Inc.*	219,405
13,312	Las Vegas Sands Corp.	618,209
167,275	Marriott International, Inc. Class A	6,102,192
5,445	Marriott Vacations Worldwide Corp.*	214,206
34,754	McDonald’s Corp.	3,016,647
60,508	Starbucks Corp.	2,777,317
54,810	Wynn Resorts Ltd.	6,635,299
102,999	Yum! Brands, Inc.	7,221,260

		32,313,234

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Household Durables – 0.1%
16,327	D.R. Horton, Inc.	$342,214
11,023	Tempur-Pedic International, Inc.*	291,448

		633,662

Household Products – 0.1%
4,331	Colgate-Palmolive Co.	454,582

Insurance – 0.3%
29,863	Assurant, Inc.	1,129,120
3,988	Prudential Financial, Inc.	227,515

		1,356,635

Internet & Catalog Retail* – 1.3%
14,102	Amazon.com, Inc.(b)	3,283,228
28,459	Liberty Interactive Corp. Class A	569,180
6,499	Liberty Ventures Series A	369,858
3,156	Priceline.com, Inc.	1,810,818

		6,033,084

Internet Software & Services* – 5.3%
49,606	AOL, Inc.	1,702,974
75,584	eBay, Inc.	3,649,951
15,487	Facebook, Inc. Class A	327,008
20,173	Google, Inc. Class A	13,713,000
68,372	VeriSign, Inc.	2,534,550
101,753	Yahoo!, Inc.	1,710,468

		23,637,951

IT Services – 8.0%
84,372	Accenture PLC Class A	5,687,516
58,442	Computer Sciences Corp.	1,779,559
85,279	International Business Machines Corp.	16,589,324
23,194	Lender Processing Services, Inc.	559,207
19,376	MasterCard, Inc. Class A	8,930,980
17,479	Visa, Inc. Class A	2,425,386

		35,971,972

Life Sciences Tools & Services* – 1.2%
66,318	Covance, Inc.	3,230,350
32,370	Life Technologies Corp.	1,583,216
2,608	Mettler-Toledo International, Inc.	441,717

		5,255,283

Machinery – 0.8%
6,927	Caterpillar, Inc.	587,479
71,702	The Toro Co.	3,027,258

		3,614,737

Media – 5.2%
4,408	AMC Networks, Inc. Class A*	205,942
219,853	Cablevision Systems Corp. Class A	3,829,839
74,249	CBS Corp. Class B	2,405,668
74,800	DIRECTV*	3,823,028
122,141	DISH Network Corp. Class A	4,351,884
281,227	News Corp. Class A	6,726,950
15,130	News Corp. Class B	368,567
2,614	Time Warner Cable, Inc.	259,073

Common Stocks – (continued)
Media – (continued)
31,101	Time Warner, Inc.	$1,351,338

		23,322,289

Metals & Mining – 0.3%
4,447	Compass Minerals International, Inc.	350,646
20,418	Southern Copper Corp.	777,926

		1,128,572

Oil, Gas & Consumable Fuels – 5.0%
3,104	ConocoPhillips	179,566
5,365	Exxon Mobil Corp.	489,127
56,185	Hess Corp.	2,936,228
106,631	Marathon Petroleum Corp.	5,857,241
93,791	Murphy Oil Corp.	5,627,460
62,252	Occidental Petroleum Corp.	4,915,418
51,809	Tesoro Corp.	1,953,717
22,797	Valero Energy Corp.	663,393

		22,622,150

Personal Products(a) – 0.9%
81,236	Herbalife Ltd.	4,171,469

Pharmaceuticals – 4.4%
16,064	Abbott Laboratories	1,052,513
124,313	Bristol-Myers Squibb Co.	4,133,407
50,427	Eli Lilly & Co.	2,452,265
4,761	Endo Health Solutions, Inc.*	136,450
30,132	Forest Laboratories, Inc.*	1,015,750
23,462	Hospira, Inc.*	720,049
35,380	Johnson & Johnson	2,505,612
225,410	Pfizer, Inc.	5,605,947
177,516	Warner Chilcott PLC Class A	2,055,635

		19,677,628

Real Estate Investment Trusts – 2.8%
102,902	American Tower Corp.	7,747,491
18,179	HCP, Inc.	805,330
79,874	Rayonier, Inc.	3,914,625

		12,467,446

Road & Rail – 2.3%
47,659	CSX Corp.	975,580
3,276	Kansas City Southern	263,587
72,009	Norfolk Southern Corp.	4,417,752
37,150	Union Pacific Corp.	4,570,564

		10,227,483

Semiconductors & Semiconductor Equipment – 0.8%
64,924	Broadcom Corp. Class A*	2,047,378
61,810	Intel Corp.	1,336,641
3,568	KLA-Tencor Corp.	165,984

		3,550,003

Software – 7.6%
7,650	BMC Software, Inc.*	311,355
20,802	CA, Inc.	468,461
24,340	Citrix Systems, Inc.*	1,504,456

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
589,109	Microsoft Corp.	$16,810,225
370,083	Oracle Corp.	11,491,077
145,835	TIBCO Software, Inc.*	3,676,500

		34,262,074

Specialty Retail – 4.1%
4,525	Limited Brands, Inc.	216,702
6,325	Lowe’s Cos., Inc.	204,804
2,163	PetSmart, Inc.	143,602
107,137	Ross Stores, Inc.	6,530,000
10,348	Signet Jewelers Ltd.	535,612
29,095	The Gap, Inc.	1,039,273
72,990	The Home Depot, Inc.	4,480,126
75,629	TJX Cos., Inc.	3,148,435
63,310	Urban Outfitters, Inc.*	2,263,966

		18,562,520

Tobacco – 4.8%
32,981	Lorillard, Inc.	3,826,126
131,086	Philip Morris International, Inc.	11,608,976
142,620	Reynolds American, Inc.	5,938,697

		21,373,799

Trading Companies & Distributors – 0.8%
38,415	MSC Industrial Direct Co., Inc. Class A	2,865,759
9,200	WESCO International, Inc.*	596,896

		3,462,655

TOTAL COMMON STOCKS
(Cost $392,532,324)		$441,563,305

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 1.9%
Repurchase Agreement – 1.9%
Joint Repurchase Agreement Account II
$8,400,000	0.316%	11/01/12	$8,400,000
(Cost $8,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $400,932,324)			$449,963,305

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.9%
Financial Square Money Market Fund – FST Shares
4,178,675	0.159%	$4,178,675
(Cost $4,178,675)

TOTAL INVESTMENTS – 101.2%
(Cost $405,110,999)		$454,141,980

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(5,349,737)

NET ASSETS – 100.0%		$448,792,243

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	92	December 2012	$6,471,280	$(125,382)

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 98.3%
Aerospace & Defense – 0.8%
8,260	Alliant Techsystems, Inc.	$473,215
32,059	Huntington Ingalls Industries, Inc.*	1,358,660
25,996	Raytheon Co.	1,470,334
5,054	The Boeing Co.	356,004
2,349	United Technologies Corp.	183,598

		3,841,811

Biotechnology – 4.0%
60,327	Amgen, Inc.	5,221,000
6,935	Biogen Idec, Inc.*	958,556
62,749	Celgene Corp.*	4,600,757
75,387	Gilead Sciences, Inc.*	5,062,991
2,802	Regeneron Pharmaceuticals, Inc.*	398,724
24,277	United Therapeutics Corp.*	1,108,730
23,303	Vertex Pharmaceuticals, Inc.*	1,124,137

		18,474,895

Building Products – 0.1%
13,042	Armstrong World Industries, Inc.	675,576

Capital Markets – 3.6%
5,184	BlackRock, Inc.	983,301
22,641	Franklin Resources, Inc.	2,893,520
28,148	Raymond James Financial, Inc.	1,073,564
181,935	SEI Investments Co.	3,980,738
163,800	State Street Corp.	7,300,566
18,152	The Bank of New York Mellon Corp.	448,536

		16,680,225

Chemicals – 3.0%
30,166	CF Industries Holdings, Inc.	6,189,761
128,890	LyondellBasell Industries NV Class A	6,881,437
14,475	The Scotts Miracle-Gro Co. Class A	619,675

		13,690,873

Commercial Banks – 5.0%
4,902	Bank of Hawaii Corp.	216,472
76,402	BB&T Corp.	2,211,838
38,741	City National Corp.	1,979,665
25,344	Commerce Bancshares, Inc.	965,100
78,190	East West Bancorp, Inc.	1,664,665
143,594	First Niagara Financial Group, Inc.	1,188,958
26,115	Fulton Financial Corp.	253,838
14,769	M&T Bank Corp.(a)	1,537,453
99,456	PNC Financial Services Group, Inc.	5,787,345
222,015	Wells Fargo & Co.	7,479,685

		23,285,019

Communications Equipment – 0.6%
69,895	Cisco Systems, Inc.	1,198,000
24,080	QUALCOMM, Inc.	1,410,486

		2,608,486

Computers & Peripherals – 1.4%
115,634	Hewlett-Packard Co.	1,601,531
67,927	NetApp, Inc.*	1,827,236
82,222	Western Digital Corp.	2,814,459

		6,243,226

Common Stocks – (continued)
Construction & Engineering – 0.2%
16,423	Chicago Bridge & Iron Co. NV	$616,683
2,849	Fluor Corp.	159,117

		775,800

Consumer Finance – 0.5%
53,180	Discover Financial Services	2,180,380

Diversified Financial Services – 5.0%
260,313	Bank of America Corp.	2,426,117
51,922	Citigroup, Inc.	1,941,364
28,542	CME Group, Inc.	1,596,354
382,297	JPMorgan Chase & Co.	15,934,139
19,657	Leucadia National Corp.	446,214
15,681	Moody’s Corp.	755,197

		23,099,385

Diversified Telecommunication Services(b) – 2.4%
315,908	AT&T, Inc.	10,927,258

Electric Utilities – 2.4%
68,478	Entergy Corp.	4,970,133
30,555	Pinnacle West Capital Corp.	1,618,498
99,954	The Southern Co.	4,681,846

		11,270,477

Electrical Equipment – 0.3%
28,187	Emerson Electric Co.	1,365,096

Electronic Equipment, Instruments & Components* – 0.3%
23,560	Avnet, Inc.	674,994
42,780	Ingram Micro, Inc. Class A	650,256

		1,325,250

Energy Equipment & Services* – 0.0%
14,045	McDermott International, Inc.	150,422

Food & Staples Retailing – 1.0%
83,893	CVS Caremark Corp.	3,892,635
22,049	Walgreen Co.	776,786

		4,669,421

Food Products – 0.4%
69,481	Archer-Daniels-Midland Co.	1,864,870

Health Care Equipment & Supplies* – 0.2%
30,010	CareFusion Corp.	797,066

Health Care Providers & Services – 1.2%
9,375	Cardinal Health, Inc.	385,594
11,930	Coventry Health Care, Inc.	520,625
31,731	Health Net, Inc.*	682,851
23,136	Humana, Inc.	1,718,311
7,674	Tenet Healthcare Corp.*	181,106
10,013	UnitedHealth Group, Inc.	560,728
22,855	WellPoint, Inc.	1,400,555

		5,449,770

Hotels, Restaurants & Leisure – 4.6%
180,931	Carnival Corp.	6,853,666
140,435	Marriott International, Inc. Class A	5,123,069

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
26,189	Marriott Vacations Worldwide Corp.*	$1,030,275
45,182	Wynn Resorts Ltd.	5,469,733
41,974	Yum! Brands, Inc.	2,942,797

		21,419,540

Household Durables – 0.3%
19,898	D.R. Horton, Inc.	417,062
14,802	Lennar Corp. Class A	554,631
548	NVR, Inc.*	495,250

		1,466,943

Household Products – 1.1%
76,435	The Procter & Gamble Co.	5,292,359

Industrial Conglomerates – 2.7%
604,065	General Electric Co.	12,721,609

Insurance – 5.3%
18,069	Allied World Assurance Co. Holdings Ltd.	1,450,941
62,950	Assurant, Inc.	2,380,139
8,021	Axis Capital Holdings Ltd.	290,521
66,604	Berkshire Hathaway, Inc. Class B*	5,751,255
56,926	MetLife, Inc.	2,020,304
9,550	Protective Life Corp.	260,715
104,773	Prudential Financial, Inc.	5,977,300
160,654	Validus Holdings Ltd.	5,751,413
20,573	W.R. Berkley Corp.	800,084

		24,682,672

Internet & Catalog Retail* – 0.8%
6,458	Amazon.com, Inc.	1,503,552
27,140	Liberty Interactive Corp. Class A	542,800
2,611	Priceline.com, Inc.	1,498,113

		3,544,465

Internet Software & Services* – 0.2%
17,961	AOL, Inc.	616,601
8,953	VeriSign, Inc.	331,888
10,083	Yahoo!, Inc.	169,495

		1,117,984

IT Services – 1.7%
40,102	Accenture PLC Class A	2,703,276
74,455	Computer Sciences Corp.	2,267,155
31,168	Lender Processing Services, Inc.	751,460
4,854	MasterCard, Inc. Class A	2,237,354

		7,959,245

Life Sciences Tools & Services* – 0.5%
26,106	Covance, Inc.	1,271,623
24,151	Life Technologies Corp.	1,181,226

		2,452,849

Machinery – 0.7%
3,356	Gardner Denver, Inc.	232,671
69,695	The Toro Co.	2,942,523

		3,175,194

Common Stocks – (continued)
Media – 4.6%
67,793	Cablevision Systems Corp. Class A	$1,180,954
90,393	CBS Corp. Class B	2,928,733
11,492	DIRECTV*	587,356
148,597	DISH Network Corp. Class A	5,294,511
328,688	News Corp. Class A	7,862,217
31,804	News Corp. Class B	774,746
56,025	Time Warner, Inc.	2,434,286

		21,062,803

Metals & Mining – 1.0%
62,487	Commercial Metals Co.	859,821
24,236	Newmont Mining Corp.	1,322,074
64,606	Southern Copper Corp.	2,461,489

		4,643,384

Multi-Utilities – 4.1%
139,770	Ameren Corp.	4,595,638
111,201	Consolidated Edison, Inc.	6,714,316
3,285	DTE Energy Co.	203,998
76,214	Integrys Energy Group, Inc.	4,118,605
15,234	MDU Resources Group, Inc.	331,035
89,821	Public Service Enterprise Group, Inc.	2,877,865

		18,841,457

Oil, Gas & Consumable Fuels – 18.9%
121,235	Chevron Corp.	13,361,309
7,814	Cimarex Energy Co.	446,805
176,313	ConocoPhillips	10,199,707
20,316	EXCO Resources, Inc.	164,560
248,437	Exxon Mobil Corp.	22,650,001
128,196	Hess Corp.	6,699,523
131,145	Marathon Petroleum Corp.	7,203,795
105,777	Murphy Oil Corp.	6,346,620
21,352	Newfield Exploration Co.*	579,066
122,295	Occidental Petroleum Corp.	9,656,413
36,435	Phillips 66	1,718,275
77,565	Tesoro Corp.	2,924,976
84,390	Ultra Petroleum Corp.*	1,924,936
58,968	Valero Energy Corp.	1,715,969
124,075	WPX Energy, Inc.*	2,101,830

		87,693,785

Personal Products – 0.7%
48,763	Herbalife Ltd.	2,503,980
14,495	Nu Skin Enterprises, Inc. Class A(a)	686,048

		3,190,028

Pharmaceuticals – 8.0%
68,255	Eli Lilly & Co.	3,319,240
20,851	Endo Health Solutions, Inc.*	597,590
18,325	Forest Laboratories, Inc.*	617,736
15,133	Hospira, Inc.*	464,432
93,755	Johnson & Johnson	6,639,729
196,880	Merck & Co., Inc.	8,983,634
595,315	Pfizer, Inc.	14,805,484
121,369	Warner Chilcott PLC Class A	1,405,453

		36,833,298

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Real Estate Investment Trusts – 4.7%
78,949	American Tower Corp.	$5,944,070
35,791	AvalonBay Communities, Inc.	4,851,828
22,278	HCP, Inc.	986,915
66,448	Health Care, Inc.	3,949,005
5,644	ProLogis, Inc.	193,533
120,256	Rayonier, Inc.	5,893,747

		21,819,098

Road & Rail – 1.1%
12,652	CSX Corp.	258,986
75,088	Norfolk Southern Corp.	4,606,649

		4,865,635

Semiconductors & Semiconductor Equipment* – 0.1%
18,728	Broadcom Corp. Class A	590,588

Software – 2.4%
10,727	BMC Software, Inc.*	436,589
23,557	Citrix Systems, Inc.*	1,456,058
100,793	Microsoft Corp.	2,876,128
141,613	Oracle Corp.	4,397,084
84,860	TIBCO Software, Inc.*	2,139,321

		11,305,180

Specialty Retail – 0.6%
14,409	Best Buy Co., Inc.	219,161
21,780	Lowe’s Cos., Inc.	705,236
14,913	Signet Jewelers Ltd.	771,897
28,862	Urban Outfitters, Inc.*	1,032,105

		2,728,399

Textiles, Apparel & Luxury Goods – 0.1%
9,493	Coach, Inc.	532,083

Tobacco – 1.7%
25,198	Lorillard, Inc.	2,923,220
113,589	Reynolds American, Inc.	4,729,846

		7,653,066

TOTAL COMMON STOCKS
(Cost $399,617,525)		$454,966,970

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.0%
Repurchase Agreement – 2.0%
Joint Repurchase Agreement Account II
$9,100,000	0.316%	11/01/12	$9,100,000
(Cost $9,100,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $408,717,525)			$464,066,970

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.3%
Financial Square Money Market Fund – FST Shares
1,648,200	0.159%	$1,648,200
(Cost $1,648,200)

TOTAL INVESTMENTS – 100.6%
(Cost $410,365,725)		$465,715,170

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(2,701,245)

NET ASSETS – 100.0%		$463,013,925

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	106	December 2012	$7,456,040	$(152,296)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 97.2%
Aerospace & Defense – 0.4%
5,931	American Science and Engineering, Inc.	$377,093
1,645	Cubic Corp.	80,276
8,832	Huntington Ingalls Industries, Inc.*	374,300

		831,669

Air Freight & Logistics* – 0.2%
131,906	Pacer International, Inc.	472,223

Auto Components – 0.2%
12,758	Cooper Tire & Rubber Co.	256,819
22,285	Stoneridge, Inc.*	110,756
5,983	Superior Industries International, Inc.	102,249

		469,824

Beverages* – 1.6%
141,545	National Beverage Corp.	2,104,774
9,090	The Boston Beer Co., Inc. Class A(a)	977,902

		3,082,676

Biotechnology – 6.8%
52,193	Acorda Therapeutics, Inc.*	1,250,022
21,488	Aegerion Pharmaceuticals, Inc.*(a)	483,050
81,663	Affymax, Inc.*	1,861,100
13,907	Alkermes PLC*	257,697
146,316	Arena Pharmaceuticals, Inc.*(a)	1,157,360
51,603	Aveo Pharmaceuticals, Inc.*	393,731
20,183	Emergent Biosolutions, Inc.*	268,232
64,748	Enzon Pharmaceuticals, Inc.*	425,394
7,425	Genomic Health, Inc.*	232,031
20,098	ImmunoGen, Inc.*(a)	222,686
3,089	Infinity Pharmaceuticals, Inc.*	69,163
72,520	Momenta Pharmaceuticals, Inc.*	919,554
14,065	Myriad Genetics, Inc.*	368,081
105,054	Nabi Biopharmaceuticals*	183,844
30,179	PDL BioPharma, Inc.	224,834
42,277	Pharmacyclics, Inc.*	2,581,856
143,555	Progenics Pharmaceuticals, Inc.*	409,132
37,948	Seattle Genetics, Inc.*	954,772
16,630	Synageva BioPharma Corp.*	703,116
6,455	United Therapeutics Corp.*	294,800

		13,260,455

Building Products – 1.1%
28,486	American Woodmark Corp.*	655,178
2,402	Owens Corning, Inc.*	80,683
33,762	Universal Forest Products, Inc.	1,299,837
4,899	USG Corp.*(a)	130,852

		2,166,550

Capital Markets – 3.0%
25,167	Apollo Investment Corp.	200,078
2,970	Capital Southwest Corp.	320,017
36,035	GAMCO Investors, Inc. Class A	1,765,715
39,524	Gladstone Capital Corp.	351,763
45,128	Greenhill & Co., Inc.	2,153,508
70,569	NGP Capital Resources Co.	517,271
76,498	Pzena Investment Management, Inc. Class A	431,449

Common Stocks – (continued)
Capital Markets – (continued)
1,663	Raymond James Financial, Inc.	$63,427
3,415	SEI Investments Co.	74,720

		5,877,948

Chemicals – 2.3%
19,866	A. Schulman, Inc.	509,761
14,869	Georgia Gulf Corp.	526,214
37,419	Kraton Performance Polymers, Inc.*	816,483
69,512	Spartech Corp.*	595,023
20,970	Stepan Co.	2,008,926
6,571	Zep, Inc.	94,162

		4,550,569

Commercial Banks – 6.1%
21,572	1st Source Corp.	479,114
7,224	Bank of Hawaii Corp.	319,012
9,619	BBCN Bancorp, Inc.	114,755
1,637	City National Corp.	83,651
1,161	Cullen/Frost Bankers, Inc.	64,203
189,109	CVB Financial Corp.	2,046,159
16,337	East West Bancorp, Inc.	347,815
18,445	F.N.B. Corp.	197,915
94,369	First Bancorp	986,156
14,083	First Bancorp, Inc.	232,088
24,102	First Interstate BancSystem, Inc.	362,253
12,609	First Niagara Financial Group, Inc.	104,403
35,031	FirstMerit Corp.	485,530
72,471	Great Southern Bancorp, Inc.	2,056,002
118,451	International Bancshares Corp.	2,149,886
8,359	Investors Bancorp, Inc.	150,378
6,472	PacWest Bancorp	145,620
67,602	Renasant Corp.	1,244,553
8,450	State Bank Financial Corp.	128,186
11,838	Umpqua Holdings Corp.	143,121

		11,840,800

Commercial Services & Supplies – 1.4%
22,166	ABM Industries, Inc.	421,154
30,015	HNI Corp.	826,013
117,464	Kimball International, Inc. Class B	1,402,520
3,019	Mine Safety Appliances Co.	116,533

		2,766,220

Communications Equipment – 1.7%
6,017	ADTRAN, Inc.	101,627
5,075	Bel Fuse, Inc. Class B	84,042
55,786	Extreme Networks, Inc.*	181,862
22,897	PC-Tel, Inc.	149,289
70,325	Polycom, Inc.*	704,657
167,114	ShoreTel, Inc.*	740,315
213,627	Symmetricom, Inc.*	1,313,806

		3,275,598

Computers & Peripherals – 0.8%
39,306	Imation Corp.*	179,629
314,760	Quantum Corp.*	330,498
54,207	STEC, Inc.*	318,195

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Computers & Peripherals – (continued)
77,845	Xyratex Ltd.	$643,778

		1,472,100

Construction Materials* – 0.3%
68,101	Headwaters, Inc.	489,646

Consumer Finance – 1.3%
53,605	Cash America International, Inc.	2,095,420
3,802	EZCORP, Inc. Class A*	74,747
5,811	World Acceptance Corp.*(a)	387,942

		2,558,109

Distributors – 0.1%
3,389	Core-Mark Holding Co., Inc.	162,231

Diversified Consumer Services – 0.7%
19,170	Ascent Capital Group LLC Class A*	1,139,656
5,606	Weight Watchers International, Inc.(a)	281,702

		1,421,358

Diversified Telecommunication Services*(a) – 0.1%
6,517	magicJack VocalTec Ltd.	132,621

Electric Utilities – 0.3%
14,188	El Paso Electric Co.	482,250
2,551	Pinnacle West Capital Corp.	135,127

		617,377

Electrical Equipment – 1.4%
12,336	Brady Corp. Class A	379,455
13,812	Encore Wire Corp.	426,238
226,865	LSI Industries, Inc.	1,538,145
73,367	Vicor Corp.*	468,082

		2,811,920

Electronic Equipment, Instruments & Components – 1.4%
65,564	Agilysys, Inc.*	535,658
31,544	Avnet, Inc.*	903,736
16,603	Jabil Circuit, Inc.	287,896
31,229	National Instruments Corp.	735,755
72,993	RadiSys Corp.*	207,300

		2,670,345

Energy Equipment & Services* – 0.1%
30,510	Willbros Group, Inc.	155,906

Food & Staples Retailing* – 0.0%
6,507	The Pantry, Inc.	86,315

Food Products – 1.9%
35,950	J&J Snack Foods Corp.	2,058,857
22,090	Lancaster Colony Corp.	1,607,710

		3,666,567

Gas Utilities – 2.1%
2,740	Atmos Energy Corp.	98,558
4,757	National Fuel Gas Co.	250,694
3,095	New Jersey Resources Corp.	137,604
4,629	Northwest Natural Gas Co.	215,387

Common Stocks – (continued)
Gas Utilities – (continued)
4,637	Piedmont Natural Gas Co., Inc.	$147,781
16,871	Questar Corp.	341,469
1,694	South Jersey Industries, Inc.	85,699
47,585	Southwest Gas Corp.	2,068,520
16,491	UGI Corp.	532,494
5,450	WGL Holdings, Inc.	216,747

		4,094,953

Health Care Equipment & Supplies – 1.6%
9,829	ABIOMED, Inc.*(a)	194,811
17,039	Align Technology, Inc.*	452,897
1,897	Atrion Corp.	385,546
7,004	Cyberonics, Inc.*	323,935
1,932	Haemonetics Corp.*	157,844
4,072	IDEXX Laboratories, Inc.*	391,726
65,110	Invacare Corp.	888,752
108,226	Medical Action Industries, Inc.*	319,267

		3,114,778

Health Care Providers & Services – 2.1%
56,050	Amedisys, Inc.*	618,792
29,383	AMN Healthcare Services, Inc.*	291,479
55,751	Assisted Living Concepts, Inc. Class A	440,990
3,717	Bio-Reference Laboratories, Inc.*(a)	103,184
1,834	Centene Corp.*	69,655
8,679	Chemed Corp.	583,663
3,108	Health Net, Inc.*	66,884
2,728	HealthSouth Corp.*	60,371
20,768	Kindred Healthcare, Inc.*	203,526
1,399	Magellan Health Services, Inc.*	70,160
75,718	PharMerica Corp.*	925,274
6,428	Select Medical Holdings Corp.*	68,073
30,523	Skilled Healthcare Group, Inc. Class A*	237,164
18,365	Sun Healthcare Group, Inc.*	155,368
7,510	Sunrise Senior Living, Inc.*	108,069

		4,002,652

Hotels, Restaurants & Leisure* – 2.3%
5,698	Biglari Holdings, Inc.	2,014,870
44,341	Papa John’s International, Inc.(b)	2,364,262

		4,379,132

Household Durables – 1.9%
25,841	Blyth, Inc.(a)	590,208
18,377	D.R. Horton, Inc.	385,182
2,953	Ethan Allen Interiors, Inc.	86,848
14,918	Hooker Furniture Corp.	203,482
57,082	Hovnanian Enterprises, Inc. Class A*(a)	245,453
9,934	Meritage Homes Corp.*	367,359
19,038	NACCO Industries, Inc. Class A	964,084
5,600	The Ryland Group, Inc.	189,672
18,318	Toll Brothers, Inc.*	604,677

		3,636,965

Household Products* – 1.1%
186,080	Central Garden & Pet Co. Class A	2,097,122

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Independent Power Producers & Energy Traders – 0.0%
12,345	Genie Energy Ltd. Class B	$86,538

Industrial Conglomerates* – 0.1%
59	Seaboard Corp.	134,598

Insurance – 3.3%
51,782	AmTrust Financial Services, Inc.	1,253,124
13,495	Assured Guaranty Ltd.	187,446
3,419	Axis Capital Holdings Ltd.	123,836
38,191	CNO Financial Group, Inc.	365,870
117,962	First American Financial Corp.	2,683,636
9,933	Global Indemnity PLC*	220,314
81,320	Maiden Holdings Ltd.	687,154
3,568	Protective Life Corp.	97,406
4,737	Stewart Information Services Corp.	110,467
36,825	Symetra Financial Corp.	440,059
11,519	Tower Group, Inc.	207,572

		6,376,884

Internet Software & Services – 1.6%
6,658	Cornerstone OnDemand, Inc.*	186,357
3,740	Demandware, Inc.*	111,041
27,835	LivePerson, Inc.*	436,731
19,855	LogMeIn, Inc.*	490,021
192,572	Marchex, Inc. Class B(a)	787,620
19,804	Monster Worldwide, Inc.*	123,181
128,046	RealNetworks, Inc.*	969,308

		3,104,259

IT Services – 2.5%
472,507	Ciber, Inc.*	1,474,222
27,001	CSG Systems International, Inc.*	556,490
2,372	Heartland Payment Systems, Inc.	61,862
15,373	Lender Processing Services, Inc.	370,643
613,275	Lionbridge Technologies, Inc.*	1,944,082
10,400	ManTech International Corp. Class A	238,888
49,961	ModusLink Global Solutions, Inc.*	146,386

		4,792,573

Leisure Equipment & Products* – 0.1%
24,321	Smith & Wesson Holding Corp.	233,482

Life Sciences Tools & Services – 0.4%
16,465	Bruker Corp.*	199,062
4,529	Covance, Inc.*	220,608
6,332	Luminex Corp.*	101,818
3,867	PAREXEL International Corp.*	118,678
1,072	Techne Corp.	72,210

		712,376

Machinery – 2.6%
5,743	Albany International Corp. Class A	126,174
6,464	Astec Industries, Inc.*	186,163
14,666	Hyster-Yale Materials Handling, Inc.*	602,479
19,038	Hyster-Yale Materials Handling, Inc. Class B*	782,081
46,471	Kadant, Inc.*	1,128,780
29,148	Lydall, Inc.*	376,301

Common Stocks – (continued)
Machinery – (continued)
35,436	Miller Industries, Inc.	$543,943
4,605	Mueller Industries, Inc.	201,699
22,466	Navistar International Corp.*(a)	421,237
2,012	Sauer-Danfoss, Inc.	80,601
23,239	Tecumseh Products Co. Class A*	116,892
12,107	Tennant Co.	453,044

		5,019,394

Media – 1.5%
12,094	AMC Networks, Inc. Class A*	565,032
9,419	Arbitron, Inc.	342,475
49,144	Cablevision Systems Corp. Class A	856,088
13,855	Entercom Communications Corp. Class A*	90,196
33,622	Harte-Hanks, Inc.	187,275
161,335	Journal Communications, Inc. Class A*	905,089

		2,946,155

Metals & Mining – 0.4%
90,042	Golden Star Resources Ltd.*(a)	180,084
25,390	Materion Corp.	531,921

		712,005

Multi-Utilities – 0.8%
12,702	Avista Corp.	322,885
14,374	Integrys Energy Group, Inc.	776,771
10,592	NorthWestern Corp.	379,299

		1,478,955

Multiline Retail – 1.3%
8,168	Dillard’s, Inc. Class A	628,936
144,909	Fred’s, Inc. Class A	1,963,517

		2,592,453

Oil, Gas & Consumable Fuels – 3.3%
79,591	Alon USA Energy, Inc.	1,045,030
55,893	Delek US Holdings, Inc.	1,439,245
14,514	Energy XXI (Bermuda) Ltd.	480,413
9,693	EXCO Resources, Inc.	78,513
17,649	Forest Oil Corp.*	133,779
9,535	Goodrich Petroleum Corp.*(a)	117,567
2,935	Ultra Petroleum Corp.*(a)	66,947
55,894	W&T Offshore, Inc.	947,403
81,827	Western Refining, Inc.(a)	2,035,038

		6,343,935

Paper & Forest Products* – 1.0%
103,814	Louisiana-Pacific Corp.	1,639,223
26,598	Resolute Forest Products(a)	324,496

		1,963,719

Personal Products – 1.4%
35,166	Herbalife Ltd.	1,805,774
14,823	Nu Skin Enterprises, Inc. Class A(a)	701,572
5,469	USANA Health Sciences, Inc.*	235,933

		2,743,279

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 2.8%
29,002	Auxilium Pharmaceuticals, Inc.*	$593,961
53,680	Endo Health Solutions, Inc.*	1,538,469
12,664	Obagi Medical Products, Inc.*	156,147
42,643	Questcor Pharmaceuticals, Inc.(a)	1,086,544
72,734	Santarus, Inc.*	664,061
29,508	VIVUS, Inc.*(a)	439,669
79,163	Warner Chilcott PLC Class A	916,708

		5,395,559

Professional Services – 2.7%
57,440	CDI Corp.	987,393
12,646	Insperity, Inc.	330,187
166,110	Kelly Services, Inc. Class A	2,207,602
70,533	Kforce, Inc.*	786,443
8,284	Manpower, Inc.	314,295
101,549	Volt Information Sciences, Inc.*	710,843

		5,336,763

Real Estate Investment Trusts – 6.2%
25,249	AG Mortgage Investment Trust, Inc.	604,714
48,192	Capstead Mortgage Corp.	593,725
3,330	Colony Financial, Inc.	66,633
170,333	Franklin Street Properties Corp.	1,943,500
3,972	Getty Realty Corp.(a)	72,727
13,356	Hatteras Financial Corp.	364,218
6,682	Invesco Mortgage Capital	143,195
52,460	LTC Properties, Inc.	1,731,705
40,548	National Health Investors, Inc.	2,165,669
34,609	Potlatch Corp.	1,331,754
49,860	Rayonier, Inc.	2,443,639
27,778	Starwood Property Trust, Inc.	636,672

		12,098,151

Real Estate Management & Development* – 2.1%
19,593	Altisource Portfolio Solutions SA	2,223,806
52,245	Zillow, Inc. Class A(a)	1,951,873

		4,175,679

Road & Rail – 1.2%
2,635	Dollar Thrifty Automotive Group, Inc.*	202,895
6,053	Genesee & Wyoming, Inc. Class A*	438,661
64,855	Marten Transport Ltd.	1,199,817
30,946	Universal Truckload Services, Inc.	490,185

		2,331,558

Semiconductors & Semiconductor Equipment – 0.9%
122,641	Advanced Micro Devices, Inc.*(a)	251,414
35,821	Cypress Semiconductor Corp.*	354,986
54,155	DSP Group, Inc.*	297,853
14,866	LSI Corp.*	101,832
56,073	Micrel, Inc.	543,347
6,559	Skyworks Solutions, Inc.*	153,481

		1,702,913

Software – 6.7%
265,459	Accelrys, Inc.*	2,375,858
61,827	Aspen Technology, Inc.*	1,532,073

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
32,445	Blackbaud, Inc.	$771,218
4,515	Guidewire Software, Inc.*	138,340
5,923	Kenexa Corp.*	272,221
21,518	Manhattan Associates, Inc.*	1,291,080
18,240	MicroStrategy, Inc. Class A*	1,723,133
11,083	Monotype Imaging Holdings, Inc.	169,681
10,875	Parametric Technology Corp.*	219,457
38,923	Pegasystems, Inc.	913,523
33,156	PROS Holdings, Inc.*	640,905
36,918	RealPage, Inc.*(a)	805,920
14,728	Rovi Corp.*	199,270
81,483	TIBCO Software, Inc.*	2,054,186

		13,106,865

Specialty Retail – 7.6%
81,541	Aeropostale, Inc.*	974,415
10,627	Brown Shoe Co., Inc.	167,694
63,578	Express, Inc.*	707,623
45,620	Francesca’s Holdings Corp.*(a)	1,347,158
3,772	Group 1 Automotive, Inc.	233,902
19,714	Hot Topic, Inc.	169,540
38,035	Lumber Liquidators Holdings, Inc.*	2,123,114
5,047	Penske Automotive Group, Inc.	154,438
18,162	Sally Beauty Holdings, Inc.*	437,341
64,241	Select Comfort Corp.*	1,787,827
39,865	Shoe Carnival, Inc.	932,044
4,459	Sonic Automotive, Inc. Class A	86,505
103,974	Stage Stores, Inc.	2,547,363
22,792	The Buckle, Inc.(a)	1,029,515
12,286	Urban Outfitters, Inc.*	439,347
65,532	Zumiez, Inc.*(a)	1,658,615

		14,796,441

Textiles, Apparel & Luxury Goods – 0.8%
11,415	Crocs, Inc.*	143,829
4,067	Movado Group, Inc.	128,883
11,572	Oxford Industries, Inc.	642,015
30,899	Perry Ellis International, Inc.*	637,755

		1,552,482

Thrifts & Mortgage Finance – 0.0%
9,465	Brookline Bancorp, Inc.	80,263

Tobacco* – 0.1%
84,623	Alliance One International, Inc.	257,254

Trading Companies & Distributors – 1.0%
19,513	Beacon Roofing Supply, Inc.*	631,050
21,134	H&E Equipment Services, Inc.	321,660
12,668	Watsco, Inc.	865,858
1,235	WESCO International, Inc.*	80,127

		1,898,695

Wireless Telecommunication Services – 0.5%
83,271	USA Mobility, Inc.	920,145

TOTAL COMMON STOCKS
(Cost $170,116,198)		$189,058,002

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.3%
Repurchase Agreement – 2.3%
Joint Repurchase Agreement Account II
$4,500,000	0.316%	11/01/12	$4,500,000
(Cost $4,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $174,616,198)			$193,558,002

Shares	Description	Value

Securities Lending Reinvestment Vehicle(d)(e) – 7.5%
Financial Square Money Market Fund – FST Shares
14,613,327	0.159%	$14,613,327
(Cost $14,613,327)

TOTAL INVESTMENTS – 107.0%
(Cost $189,229,525)		$208,171,329

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.0)%		(13,607,307)

NET ASSETS – 100.0%		$194,564,022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	47	December 2012	$3,836,610	$(93,427)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 97.6%
Aerospace & Defense – 1.0%
963	American Science and Engineering, Inc.	$61,227
5,051	Cubic Corp.	246,489
905	LMI Aerospace, Inc.*	18,172
3,674	Orbital Sciences Corp.*	49,232
8,800	Taser International, Inc.*	68,728

		443,848

Air Freight & Logistics* – 0.3%
29,813	Pacer International, Inc.	106,731

Airlines* – 0.1%
13,243	Republic Airways Holdings, Inc.	61,845

Auto Components – 0.5%
1,952	Cooper Tire & Rubber Co.	39,294
5,284	Stoneridge, Inc.*	26,262
7,927	Superior Industries International, Inc.	135,472

		201,028

Beverages* – 1.0%
5,943	National Beverage Corp.	88,372
3,065	The Boston Beer Co., Inc. Class A(a)	329,733

		418,105

Biotechnology – 7.5%
12,135	Acorda Therapeutics, Inc.*	290,633
1,003	Aegerion Pharmaceuticals, Inc.*(a)	22,547
10,566	Affymax, Inc.*	240,799
29,049	Arena Pharmaceuticals, Inc.*(a)	229,778
13,884	Aveo Pharmaceuticals, Inc.*	105,935
1,196	Cepheid, Inc.*	36,251
13,231	Codexis, Inc.*	34,401
9,521	Coronado Biosciences, Inc.*	50,461
4,266	Curis, Inc.*	16,253
13,369	Emergent Biosolutions, Inc.*	177,674
10,425	Enzon Pharmaceuticals, Inc.*	68,492
9,064	Genomic Health, Inc.*	283,250
3,565	Infinity Pharmaceuticals, Inc.*	79,820
4,827	Isis Pharmaceuticals, Inc.*	41,754
2,300	Ligand Pharmaceuticals, Inc. Class B*	35,466
8,168	MannKind Corp.*	15,438
17,775	Momenta Pharmaceuticals, Inc.*	225,387
33,586	PDL BioPharma, Inc.(a)	250,216
11,998	Pharmacyclics, Inc.*	732,718
10,385	Progenics Pharmaceuticals, Inc.*	29,597
11,515	Spectrum Pharmaceuticals, Inc.*(a)	128,507
1,279	Synageva BioPharma Corp.*	54,076

		3,149,453

Building Products – 1.0%
3,741	Trex Co., Inc.*	130,711
2,683	Universal Forest Products, Inc.	103,295
7,564	USG Corp.*(a)	202,034

		436,040

Capital Markets – 2.2%
2,470	Cohen & Steers, Inc.	69,135
3,279	Epoch Holding Corp.	71,876

Common Stocks – (continued)
Capital Markets – (continued)
2,947	GAMCO Investors, Inc. Class A	$144,403
10,114	Greenhill & Co., Inc.	482,640
1,572	New Mountain Finance Corp.	23,564
5,100	Pzena Investment Management, Inc. Class A	28,764
480	Raymond James Financial, Inc.	18,307
1,481	Safeguard Scientifics, Inc.*	23,474
3,179	SEI Investments Co.	69,557

		931,720

Chemicals – 1.5%
1,688	Koppers Holdings, Inc.	60,262
2,694	Kraton Performance Polymers, Inc.*	58,783
17,025	Senomyx, Inc.*	29,623
7,380	Spartech Corp.*	63,173
4,425	Stepan Co.	423,915

		635,756

Commercial Banks – 0.2%
2,564	PacWest Bancorp	57,690
2,422	State Bank Financial Corp.	36,742

		94,432

Commercial Services & Supplies – 2.3%
4,566	ABM Industries, Inc.	86,754
7,223	Acco Brands Corp.*	52,294
769	Clean Harbors, Inc.*	44,871
2,043	Copart, Inc.*	58,818
1,308	Healthcare Services Group, Inc.	31,261
14,571	HNI Corp.	400,994
4,757	Intersections, Inc.	44,193
1,346	Mine Safety Appliances Co.	51,956
2,580	Rollins, Inc.	58,489
3,847	Steelcase, Inc. Class A	38,508
1,675	Sykes Enterprises, Inc.*	22,813
2,486	United Stationers, Inc.	72,144

		963,095

Communications Equipment – 0.8%
1,317	ADTRAN, Inc.(a)	22,244
8,250	Extreme Networks, Inc.*	26,895
3,106	Plantronics, Inc.	100,759
10,088	Polycom, Inc.*	101,082
23,745	ShoreTel, Inc.*	105,190

		356,170

Computers & Peripherals – 0.5%
65,560	Quantum Corp.*	68,838
11,498	STEC, Inc.*	67,493
11,142	Xyratex Ltd.	92,145

		228,476

Construction & Engineering – 0.3%
3,214	Chicago Bridge & Iron Co. NV	120,686

Construction Materials – 0.7%
4,740	Eagle Materials, Inc.	251,078
6,302	Headwaters, Inc.*	45,311

		296,389

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Finance – 1.0%
5,229	Cash America International, Inc.	$204,402
2,090	Green Dot Corp. Class A*	21,297
2,821	World Acceptance Corp.*	188,330

		414,029

Distributors – 0.4%
3,854	Core-Mark Holding Co., Inc.	184,491

Diversified Consumer Services – 0.2%
1,654	Weight Watchers International, Inc.	83,114

Diversified Financial Services* – 0.1%
2,059	NewStar Financial, Inc.	25,738

Diversified Telecommunication Services* – 0.5%
15,032	Cbeyond, Inc.	115,145
2,159	Fairpoint Communications, Inc.	15,847
3,718	magicJack VocalTec Ltd.(a)	75,661

		206,653

Electrical Equipment – 0.4%
1,229	Brady Corp. Class A	37,804
2,992	Coleman Cable, Inc.(a)	28,394
13,360	Vicor Corp.*	85,237

		151,435

Electronic Equipment, Instruments & Components – 1.5%
5,560	Agilysys, Inc.*	45,425
4,793	Avnet, Inc.*	137,320
1,697	Electro Scientific Industries, Inc.	18,124
5,861	Insight Enterprises, Inc.*	94,773
5,295	Jabil Circuit, Inc.	91,815
8,789	National Instruments Corp.	207,069
6,979	RadiSys Corp.*	19,820

		614,346

Energy Equipment & Services* – 0.2%
7,498	Parker Drilling Co.	32,467
13,456	Willbros Group, Inc.	68,760

		101,227

Food & Staples Retailing – 1.2%
1,072	PriceSmart, Inc.	88,965
6,130	Susser Holdings Corp.*	220,312
13,467	The Pantry, Inc.*	178,640

		487,917

Food Products – 2.1%
674	Cal-Maine Foods, Inc.	29,069
8,600	Lancaster Colony Corp.	625,908
9,452	Snyder’s-Lance, Inc.	239,514

		894,491

Health Care Equipment & Supplies – 3.3%
4,502	ABIOMED, Inc.*(a)	89,230
7,921	Align Technology, Inc.*	210,540
1,730	Cyberonics, Inc.*	80,013
3,028	ICU Medical, Inc.*	179,651

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
3,585	IDEXX Laboratories, Inc.*	$344,877
6,966	Invacare Corp.	95,086
8,960	Masimo Corp.*	196,851
5,939	Rockwell Medical, Inc.*(a)	42,702
1,124	Sirona Dental Systems, Inc.*	64,360
5,675	Vascular Solutions, Inc.*	85,522

		1,388,832

Health Care Providers & Services – 3.6%
12,359	Amedisys, Inc.*	136,443
5,300	AMN Healthcare Services, Inc.*	52,576
10,667	Bio-Reference Laboratories, Inc.*(a)	296,116
4,946	BioScrip, Inc.*	45,553
2,303	Centene Corp.*	87,468
829	Chemed Corp.	55,750
2,720	CorVel Corp.*	115,682
2,099	Coventry Health Care, Inc.	91,600
4,210	Gentiva Health Services, Inc.*	39,574
5,704	HealthSouth Corp.*	126,229
9,821	Kindred Healthcare, Inc.*	96,246
5,727	Metropolitan Health Networks, Inc.*	62,596
12,101	PharMerica Corp.*	147,874
9,441	Skilled Healthcare Group, Inc. Class A*	73,357
3,967	Sun Healthcare Group, Inc.*	33,561
3,529	Sunrise Senior Living, Inc.*	50,782

		1,511,407

Health Care Technology* – 0.5%
11,226	MedAssets, Inc.	199,037

Hotels, Restaurants & Leisure – 2.0%
522	Biglari Holdings, Inc.*	184,584
642	Domino’s Pizza, Inc.	26,078
11,205	Papa John’s International, Inc.*	597,451
3,209	Town Sports International Holdings, Inc.*	40,433

		848,546

Household Durables – 1.4%
2,502	Beazer Homes USA, Inc.*	41,258
6,544	Blyth, Inc.(a)	149,465
1,453	Ethan Allen Interiors, Inc.	42,733
17,134	Hovnanian Enterprises, Inc. Class A*(a)	73,676
1,562	iRobot Corp.*	28,069
1,948	Meritage Homes Corp.*	72,037
1,871	NACCO Industries, Inc. Class A	94,748
3,316	Toll Brothers, Inc.*	109,461

		611,447

Household Products* – 0.1%
3,827	Central Garden & Pet Co. Class A	43,130

Industrial Conglomerates* – 0.2%
42	Seaboard Corp.	95,816

Insurance – 2.8%
9,363	AmTrust Financial Services, Inc.	226,585
1,662	Assurant, Inc.	62,840
6,991	Assured Guaranty Ltd.	97,105

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
22,778	First American Financial Corp.	$518,199
930	Global Indemnity PLC*	20,627
7,637	Primerica, Inc.	215,822
968	Stewart Information Services Corp.	22,574

		1,163,752

Internet Software & Services – 3.6%
18,547	Cornerstone OnDemand, Inc.*	519,131
2,254	Demandware, Inc.*(a)	66,921
14,976	LivePerson, Inc.*	234,973
8,582	LogMeIn, Inc.*	211,804
14,917	Marchex, Inc. Class B	61,011
10,960	RealNetworks, Inc.*	82,967
13,995	Responsys, Inc.*	125,115
7,661	Saba Software, Inc.*	77,223
1,255	SciQuest, Inc.*	19,051
2,514	Travelzoo, Inc.*	44,875
1,324	VistaPrint NV*	40,342
1,235	Vocus, Inc.*	21,921

		1,505,334

IT Services – 2.1%
1,380	Acxiom Corp.*	25,185
5,904	CSG Systems International, Inc.*	121,681
1,113	Euronet Worldwide, Inc.*	22,583
5,622	Global Cash Access Holdings, Inc.*	39,635
1,369	Heartland Payment Systems, Inc.	35,704
7,850	Lender Processing Services, Inc.	189,264
40,706	Lionbridge Technologies, Inc.*	129,038
2,933	ManTech International Corp. Class A	67,371
13,400	TeleTech Holdings, Inc.*	225,656
3,376	TNS, Inc.*	48,344

		904,461

Leisure Equipment & Products – 1.0%
3,014	Arctic Cat, Inc.*	109,318
12,178	Smith & Wesson Holding Corp.*	116,909
4,146	Sturm Ruger & Co., Inc.(a)	195,815

		422,042

Life Sciences Tools & Services* – 0.7%
36,801	Affymetrix, Inc.(a)	116,659
9,729	Bruker Corp.	117,624
2,173	Cambrex Corp.	26,250
1,836	Luminex Corp.	29,523

		290,056

Machinery – 3.1%
1,451	Alamo Group, Inc.	48,609
1,634	Altra Holdings, Inc.	29,445
1,677	American Railcar Industries, Inc.*	49,270
1,276	FreightCar America, Inc.	24,563
475	Hyster-Yale Materials Handling, Inc.*	19,513
2,229	Hyster-Yale Materials Handling, Inc. Class B*	91,567
10,665	Lydall, Inc.*	137,685
3,811	Met-Pro Corp.	34,604

Common Stocks – (continued)
Machinery – (continued)
4,786	Mueller Industries, Inc.	$209,627
8,804	Navistar International Corp.*(a)	165,075
4,487	Sauer-Danfoss, Inc.	179,749
7,538	Tecumseh Products Co. Class A*	37,916
3,924	Tennant Co.	146,836
652	The Toro Co.	27,528
3,403	Titan International, Inc.(a)	71,395
511	Trinity Industries, Inc.	15,984

		1,289,366

Media – 1.3%
6,057	AMC Networks, Inc. Class A*	282,983
3,356	Arbitron, Inc.	122,024
11,693	Entercom Communications Corp. Class A*	76,122
2,490	Harte-Hanks, Inc.	13,869
13,571	Journal Communications, Inc. Class A*	76,133

		571,131

Metals & Mining – 0.3%
964	Compass Minerals International, Inc.	76,011
27,893	Golden Star Resources Ltd.*	55,786

		131,797

Multiline Retail – 0.1%
680	Dillard’s, Inc. Class A	52,360

Oil, Gas & Consumable Fuels – 5.1%
27,937	Alon USA Energy, Inc.	366,813
1,476	Contango Oil & Gas Co.*	72,560
1,907	Crosstex Energy, Inc.	26,088
1,322	CVR Energy, Inc.*	48,583
7,110	Delek US Holdings, Inc.	183,082
3,579	EPL Oil & Gas, Inc.*	77,450
15,707	EXCO Resources, Inc.	127,227
4,230	FX Energy, Inc.*	20,431
11,029	SemGroup Corp. Class A*	426,161
23,474	W&T Offshore, Inc.	397,884
16,276	Western Refining, Inc.	404,784

		2,151,063

Paper & Forest Products – 1.2%
510	Buckeye Technologies, Inc.	13,362
28,597	Louisiana-Pacific Corp.*	451,546
2,469	Resolute Forest Products*	30,122

		495,030

Personal Products – 2.0%
7,337	Herbalife Ltd.	376,755
8,642	Medifast, Inc.*	220,544
1,915	Nu Skin Enterprises, Inc. Class A	90,637
3,525	USANA Health Sciences, Inc.*	152,068

		840,004

Pharmaceuticals – 4.2%
14,588	Auxilium Pharmaceuticals, Inc.*	298,762
4,453	BioDelivery Sciences International, Inc.*	22,755
956	Endo Health Solutions, Inc.*	27,399

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – (continued)
9,560	Endocyte, Inc.*	$91,489
4,780	Jazz Pharmaceuticals PLC*(a)	256,829
9,841	Obagi Medical Products, Inc.*	121,339
6,503	Omeros Corp.*	61,128
12,497	Questcor Pharmaceuticals, Inc.(a)	318,424
2,951	Repros Therapeutics, Inc.*	42,553
12,076	Santarus, Inc.*	110,254
20,447	SciClone Pharmaceuticals, Inc.*	112,663
12,534	VIVUS, Inc.*(a)	186,757
8,732	Warner Chilcott PLC Class A*	101,117
3,294	XenoPort, Inc.*	27,110

		1,778,579

Professional Services – 1.7%
6,984	CDI Corp.	120,055
4,753	Heidrick & Struggles International, Inc.	56,275
6,714	Insperity, Inc.	175,302
19,954	Kelly Services, Inc. Class A	265,189
2,357	Kforce, Inc.*	26,281
2,235	Manpower, Inc.	84,796

		727,898

Real Estate Investment Trusts – 2.0%
4,729	AG Mortgage Investment Trust, Inc.	113,260
1,357	Colony Financial, Inc.	27,154
853	LTC Properties, Inc.	28,157
4,974	Potlatch Corp.	191,399
9,800	Rayonier, Inc.	480,298

		840,268

Real Estate Management & Development* – 1.8%
4,556	Altisource Portfolio Solutions SA	517,106
6,615	Zillow, Inc. Class A	247,136

		764,242

Road & Rail – 1.0%
3,876	Celadon Group, Inc.	66,280
901	Dollar Thrifty Automotive Group, Inc.*	69,377
3,003	Genesee & Wyoming, Inc. Class A*	217,627
3,455	Universal Truckload Services, Inc.	54,727

		408,011

Semiconductors & Semiconductor Equipment – 1.2%
16,058	Advanced Micro Devices, Inc.*(a)	32,919
4,798	Cypress Semiconductor Corp.*	47,548
20,954	Micrel, Inc.	203,044
14,889	PLX Technology, Inc.*	64,469
14,526	RF Micro Devices, Inc.*	64,060
506	Silicon Laboratories, Inc.*	20,453
3,888	Skyworks Solutions, Inc.*	90,979

		523,472

Software – 10.4%
11,231	Accelrys, Inc.*	100,517
1,273	ACI Worldwide, Inc.*	49,774
4,107	Advent Software, Inc.*	89,122
15,545	Aspen Technology, Inc.*	385,205

Common Stocks – (continued)
Software – (continued)
20,458	Blackbaud, Inc.(b)	$486,287
4,395	CommVault Systems, Inc.*	274,556
914	Imperva, Inc.*	28,818
5,787	Kenexa Corp.*	265,971
5,596	Manhattan Associates, Inc.*	335,760
4,133	MicroStrategy, Inc. Class A*	390,444
6,917	Monotype Imaging Holdings, Inc.	105,899
4,738	OPNET Technologies, Inc.	201,033
1,606	Parametric Technology Corp.*	32,409
8,957	Pegasystems, Inc.	210,221
1,611	Progress Software Corp.*	31,769
5,541	PROS Holdings, Inc.*	107,108
3,275	QAD, Inc. Class A*	40,053
5,252	RealPage, Inc.*(a)	114,651
1,052	Rovi Corp.*	14,234
1,463	Solarwinds, Inc.*	74,013
810	Synchronoss Technologies, Inc.*	16,597
7,045	TeleNav, Inc.*	49,597
5,585	The Ultimate Software Group, Inc.*	566,096
17,516	TIBCO Software, Inc.*	441,578

		4,411,712

Specialty Retail – 8.4%
14,478	Aeropostale, Inc.*	173,012
1,071	Destination Maternity Corp.	20,306
17,117	Express, Inc.*	190,512
11,336	Francesca’s Holdings Corp.*	334,752
1,065	Group 1 Automotive, Inc.	66,041
15,727	Hot Topic, Inc.	135,252
1,160	Lithia Motors, Inc. Class A	39,672
11,862	Lumber Liquidators Holdings, Inc.*	662,137
1,272	Rue21, Inc.*	38,300
8,643	Sally Beauty Holdings, Inc.*	208,124
20,681	Select Comfort Corp.*	575,552
2,072	Sonic Automotive, Inc. Class A	40,197
9,366	The Buckle, Inc.(a)	423,062
356	The Children’s Place Retail Stores, Inc.*	20,801
4,639	The Finish Line, Inc. Class A	96,514
1,451	Urban Outfitters, Inc.*	51,888
15,110	Zale Corp.*	108,490
13,882	Zumiez, Inc.*(a)	351,353

		3,535,965

Textiles, Apparel & Luxury Goods – 1.3%
5,752	Crocs, Inc.*	72,475
5,162	Movado Group, Inc.	163,584
4,877	Oxford Industries, Inc.	270,576
2,259	Perry Ellis International, Inc.*	46,626

		553,261

Trading Companies & Distributors – 3.4%
5,287	Applied Industrial Technologies, Inc.	214,599
10,486	Beacon Roofing Supply, Inc.*	339,117
15,304	H&E Equipment Services, Inc.	232,927
2,053	MSC Industrial Direct Co., Inc. Class A	153,154
7,103	Watsco, Inc.	485,490

		1,425,287

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Water Utilities – 0.1%
5,539	Consolidated Water Co. Ltd.	$43,481

Wireless Telecommunication Services – 0.2%
1,459	NTELOS Holdings Corp.	22,250
4,720	USA Mobility, Inc.	52,156

		74,406

TOTAL COMMON STOCKS
(Cost $37,169,664)		$41,208,408

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investment(c) – 2.4%
Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$1,000,000	0.316%	11/01/12	$1,000,000
(Cost $1,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $38,169,664)			$42,208,408

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 8.2%
Financial Square Money Market Fund – FST Shares
3,491,625	0.159%	$3,491,625
(Cost $3,491,625)

TOTAL INVESTMENTS – 108.2%
(Cost $41,661,289)		$45,700,033

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.2)%		(3,467,079)

NET ASSETS – 100.0%		$42,232,954

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	10	December 2012	$816,300	$(30,401)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 97.5%
Aerospace & Defense – 1.3%
1,867	Alliant Techsystems, Inc.	$106,960
2,688	American Science and Engineering, Inc.	170,903
14,628	Ceradyne, Inc.	511,395
1,961	Cubic Corp.	95,697
8,277	Ducommun, Inc.*	112,898
6,132	GeoEye, Inc.*	192,361
1,331	Huntington Ingalls Industries, Inc.*	56,408
11,550	LMI Aerospace, Inc.*	231,924
1,883	Moog, Inc. Class A*	69,690
12,830	Orbital Sciences Corp.*	171,922

		1,720,158

Air Freight & Logistics* – 0.1%
25,809	Pacer International, Inc.	92,396

Airlines – 0.6%
65,752	SkyWest, Inc.	719,984

Auto Components – 0.6%
4,128	Cooper Tire & Rubber Co.	83,097
18,088	Modine Manufacturing Co.*	122,998
22,870	Spartan Motors, Inc.	107,489
28,666	Superior Industries International, Inc.	489,902

		803,486

Beverages* – 1.0%
14,754	National Beverage Corp.	219,392
10,135	The Boston Beer Co., Inc. Class A(a)	1,090,323

		1,309,715

Biotechnology – 4.3%
21,907	Acorda Therapeutics, Inc.*	524,673
46,950	Affymax, Inc.*	1,069,990
14,401	Arena Pharmaceuticals, Inc.*(a)	113,912
40,014	Aveo Pharmaceuticals, Inc.*	305,307
18,895	Curis, Inc.*	71,990
47,520	Dendreon Corp.*(a)	180,576
23,882	Emergent Biosolutions, Inc.*	317,392
20,157	Enzon Pharmaceuticals, Inc.*	132,431
6,713	Genomic Health, Inc.*	209,781
27,247	Momenta Pharmaceuticals, Inc.*	345,492
15,492	NewLink Genetics Corp.*(a)	213,635
67,759	PDL BioPharma, Inc.	504,804
22,740	Pharmacyclics, Inc.*	1,388,732
48,867	XOMA Corp.*(a)	133,896

		5,512,611

Building Products – 0.8%
7,390	American Woodmark Corp.*	169,970
4,033	Trex Co., Inc.*	140,913
19,677	Universal Forest Products, Inc.	757,564

		1,068,447

Capital Markets – 3.5%
13,356	Apollo Investment Corp.	106,180
14,557	BlackRock Kelso Capital Corp.	145,716
1,932	Capital Southwest Corp.	208,173

Common Stocks – (continued)
Capital Markets – (continued)
14,483	GAMCO Investors, Inc. Class A	$709,667
25,395	Gladstone Capital Corp.	226,015
5,565	Golub Capital BDC, Inc.	86,981
19,983	Greenhill & Co., Inc.	953,589
15,414	Hercules Technology Growth Capital, Inc.	166,471
41,261	Janus Capital Group, Inc.	350,718
7,650	KBW, Inc.	124,313
13,175	MVC Capital, Inc.	162,843
81,617	NGP Capital Resources Co.	598,253
1,178	Raymond James Financial, Inc.	44,929
18,325	Safeguard Scientifics, Inc.*	290,451
36,601	TICC Capital Corp.	379,918

		4,554,217

Chemicals – 1.6%
34,839	A. Schulman, Inc.	893,969
28,270	Kraton Performance Polymers, Inc.*	616,851
29,178	Spartech Corp.*	249,764
2,843	Stepan Co.	272,359

		2,032,943

Commercial Banks – 11.9%
10,558	1st Source Corp.	234,493
4,651	BancorpSouth, Inc.	65,812
1,319	Bank of Hawaii Corp.	58,247
7,717	BBCN Bancorp, Inc.	92,064
9,023	Cathay General Bancorp	159,617
2,178	City National Corp.	111,296
7,604	Columbia Banking System, Inc.	134,667
2,927	Community Bank System, Inc.	80,756
151,033	CVB Financial Corp.	1,634,177
3,233	East West Bancorp, Inc.	68,831
35,102	F.N.B. Corp.	376,644
28,175	First Bancorp	294,429
31,009	First Financial Bancorp	486,841
44,542	First Interstate BancSystem, Inc.	669,466
49,122	First Niagara Financial Group, Inc.	406,730
19,170	FirstMerit Corp.	265,696
35,306	Glacier Bancorp, Inc.	511,937
17,468	Great Southern Bancorp, Inc.	495,567
3,725	Home Bancshares, Inc.	129,034
91,353	International Bancshares Corp.	1,658,057
97,539	Investors Bancorp, Inc.	1,754,727
6,175	Lakeland Financial Corp.	164,811
7,914	National Penn Bancshares, Inc.	70,672
8,182	PacWest Bancorp	184,095
4,164	Park National Corp.(a)	277,114
26,509	PrivateBancorp, Inc.	428,385
7,615	Prosperity Bancshares, Inc.	318,764
33,225	Renasant Corp.	611,672
21,725	Southwest Bancorp, Inc.*	234,413
11,460	State Bank Financial Corp.	173,848
3,066	SVB Financial Group*	173,505
29,688	Texas Capital Bancshares, Inc.*	1,409,289
3,912	TriCo Bancshares	65,722

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)
1,755	UMB Financial Corp.	$78,150
25,968	Umpqua Holdings Corp.	313,953
23,801	United Bankshares, Inc.(a)	567,178
84,003	Wilshire Bancorp, Inc.*	546,860

		15,307,519

Commercial Services & Supplies – 1.0%
8,516	ABM Industries, Inc.	161,804
11,360	Consolidated Graphics, Inc.*	335,233
3,557	HNI Corp.	97,889
43,463	Kimball International, Inc. Class B	518,948
2,841	Mine Safety Appliances Co.	109,663
3,918	Sykes Enterprises, Inc.*	53,363
2,743	United Stationers, Inc.	79,602

		1,356,502

Communications Equipment* – 0.7%
21,259	Emulex Corp.	147,962
67,922	Extreme Networks, Inc.	221,426
15,463	Polycom, Inc.	154,939
65,958	Symmetricom, Inc.	405,642

		929,969

Computers & Peripherals – 1.0%
19,158	Electronics for Imaging, Inc.*	332,583
67,110	Imation Corp.*	306,693
147,927	Quantum Corp.*	155,323
25,272	STEC, Inc.*	148,346
40,277	Xyratex Ltd.	333,091

		1,276,036

Construction Materials* – 0.1%
13,486	Headwaters, Inc.	96,964

Consumer Finance – 1.1%
29,264	Cash America International, Inc.	1,143,930
4,141	World Acceptance Corp.*	276,453

		1,420,383

Distributors – 0.1%
2,678	Core-Mark Holding Co., Inc.	128,196

Diversified Consumer Services – 0.5%
9,071	Ascent Capital Group LLC Class A*	539,271
3,329	Weight Watchers International, Inc.	167,282

		706,553

Diversified Financial Services* – 0.1%
3,878	PICO Holdings, Inc.	85,859

Diversified Telecommunication Services*(a) – 0.1%
8,579	magicJack VocalTec Ltd.	174,583

Electric Utilities – 2.3%
5,467	El Paso Electric Co.	185,823
63,388	PNM Resources, Inc.	1,404,678
49,644	Portland General Electric Co.	1,360,246

		2,950,747

Common Stocks – (continued)
Electrical Equipment – 0.7%
1,496	Brady Corp. Class A	$46,017
9,209	Encore Wire Corp.	284,190
69,049	LSI Industries, Inc.	468,152
14,694	Vicor Corp.*	93,748

		892,107

Electronic Equipment, Instruments & Components – 1.5%
39,811	Agilysys, Inc.*	325,256
16,540	CTS Corp.	136,951
36,047	Insight Enterprises, Inc.*	582,880
14,089	Jabil Circuit, Inc.	244,303
32,883	Methode Electronics, Inc.	332,776
8,012	Newport Corp.*	86,690
16,737	RadiSys Corp.*	47,533
21,300	Vishay Intertechnology, Inc.*	176,364

		1,932,753

Energy Equipment & Services* – 0.4%
5,412	Dawson Geophysical Co.	129,293
7,690	McDermott International, Inc.	82,360
25,268	Parker Drilling Co.	109,410
51,058	Willbros Group, Inc.	260,906

		581,969

Food & Staples Retailing – 0.7%
7,139	Ingles Markets, Inc. Class A	115,652
12,694	Susser Holdings Corp.*	456,222
25,970	The Pantry, Inc.*	344,492

		916,366

Food Products – 0.8%
3,305	Dole Food Co., Inc.*(a)	41,610
2,664	Fresh Del Monte Produce, Inc.	67,053
13,014	Lancaster Colony Corp.	947,159

		1,055,822

Gas Utilities – 2.6%
4,692	New Jersey Resources Corp.	208,606
7,359	Northwest Natural Gas Co.	342,414
5,994	Piedmont Natural Gas Co., Inc.(a)	191,029
2,710	Questar Corp.	54,851
1,217	South Jersey Industries, Inc.	61,568
47,019	Southwest Gas Corp.	2,043,916
12,449	UGI Corp.	401,978
2,696	WGL Holdings, Inc.	107,220

		3,411,582

Health Care Equipment & Supplies – 0.1%
5,114	Invacare Corp.	69,806

Health Care Providers & Services* – 1.7%
53,893	Amedisys, Inc.	594,979
2,217	Bio-Reference Laboratories, Inc.	61,544
6,690	BioScrip, Inc.	61,615
1,117	Centene Corp.	42,424
41,420	Kindred Healthcare, Inc.	405,916
1,356	Magellan Health Services, Inc.	68,003

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Health Care Providers & Services* – (continued)
10,220	PharMerica Corp.	$124,888
41,770	Skilled Healthcare Group, Inc. Class A	324,553
2,321	Tenet Healthcare Corp.	54,776
43,163	Universal American Corp.	390,193

		2,128,891

Hotels, Restaurants & Leisure* – 1.6%
2,778	Biglari Holdings, Inc.	982,328
20,124	Papa John’s International, Inc.	1,073,012

		2,055,340

Household Durables – 2.4%
9,455	American Greetings Corp. Class A(a)	162,342
9,662	Beazer Homes USA, Inc.*(a)	159,326
26,291	Blyth, Inc.(a)	600,487
6,605	CSS Industries, Inc.	132,761
4,210	Ethan Allen Interiors, Inc.	123,816
15,754	Hooker Furniture Corp.	214,885
180,488	Hovnanian Enterprises, Inc. Class A*(a)	776,098
5,367	M/I Homes, Inc.*	119,416
7,386	Meritage Homes Corp.*	273,134
9,732	NACCO Industries, Inc. Class A	492,829
1,935	Toll Brothers, Inc.*	63,874

		3,118,968

Household Products* – 0.5%
61,857	Central Garden & Pet Co. Class A	697,128

Independent Power Producers & Energy Traders – 0.1%
19,258	Genie Energy Ltd. Class B	134,999

Industrial Conglomerates* – 0.3%
176	Seaboard Corp.	401,514

Insurance – 5.3%
1,013	Allied World Assurance Co. Holdings Ltd.	81,344
34,961	American Equity Investment Life Holding Co.	402,401
11,773	AmTrust Financial Services, Inc.	284,907
7,473	Assurant, Inc.	282,554
25,243	Assured Guaranty Ltd.	350,625
92,037	CNO Financial Group, Inc.	881,714
64,814	First American Financial Corp.	1,474,519
65,410	Flagstone Reinsurance Holdings SA	578,224
15,488	Global Indemnity PLC*	343,524
5,252	Kansas City Life Insurance Co.(a)	190,858
70,094	Maiden Holdings Ltd.	592,294
2,924	Mercury General Corp.	118,510
1,640	StanCorp Financial Group, Inc.	56,334
10,853	Stewart Information Services Corp.	253,092
31,251	Symetra Financial Corp.	373,449
11,871	Tower Group, Inc.	213,915
8,249	United Fire Group, Inc.	196,079
2,862	Validus Holdings Ltd.	102,460

		6,776,803

Common Stocks – (continued)
Internet Software & Services – 1.0%
5,270	Cornerstone OnDemand, Inc.*	$147,507
1,334	Liquidity Services, Inc.*	55,001
2,658	LivePerson, Inc.*	41,704
4,274	LogMeIn, Inc.*	105,482
72,386	Marchex, Inc. Class B(a)	296,059
32,793	RealNetworks, Inc.*	248,243
11,937	Responsys, Inc.*	106,717
3,729	Travelzoo, Inc.*(a)	66,563
2,596	Vocus, Inc.*	46,079
7,799	WebMD Health Corp.*	116,283

		1,229,638

IT Services – 1.7%
133,641	Ciber, Inc.*	416,960
7,874	CSG Systems International, Inc.*	162,283
2,603	Euronet Worldwide, Inc.*	52,815
12,819	Global Cash Access Holdings, Inc.*	90,374
17,611	Lender Processing Services, Inc.	424,601
66,490	Lionbridge Technologies, Inc.*	210,773
10,313	ManTech International Corp. Class A	236,890
29,115	ServiceSource International, Inc.*	262,326
11,157	TeleTech Holdings, Inc.*	187,884
10,401	Unisys Corp.*	177,337

		2,222,243

Leisure Equipment & Products – 0.4%
4,896	Arctic Cat, Inc.*	177,578
8,180	Smith & Wesson Holding Corp.*	78,528
4,351	Sturm Ruger & Co., Inc.(a)	205,498

		461,604

Life Sciences Tools & Services* – 0.3%
81,036	Affymetrix, Inc.(a)	256,884
8,855	Bruker Corp.	107,057
3,632	Luminex Corp.	58,403

		422,344

Machinery – 2.9%
16,033	Albany International Corp. Class A	352,245
8,657	Astec Industries, Inc.*	249,322
7,971	Hyster-Yale Materials Handling, Inc.*	327,449
9,732	Hyster-Yale Materials Handling, Inc. Class B	399,790
20,596	Kadant, Inc.*	500,277
32,415	Miller Industries, Inc.	497,570
15,707	Mueller Industries, Inc.	687,966
23,157	Navistar International Corp.*(a)	434,194
3,261	Sauer-Danfoss, Inc.	130,636
35,766	Tecumseh Products Co. Class A*	179,903

		3,759,352

Media – 0.6%
4,211	Arbitron, Inc.	153,112
3,780	Cablevision Systems Corp. Class A	65,848

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)
13,330	Entercom Communications Corp. Class A*	$86,778
82,292	Journal Communications, Inc. Class A*	461,658

		767,396

Metals & Mining – 0.7%
15,830	Coeur d’Alene Mines Corp.*	489,305
16,920	Materion Corp.	354,474
481	Royal Gold, Inc.	42,367

		886,146

Multi-Utilities – 1.5%
11,586	Avista Corp.	294,516
1,087	CH Energy Group, Inc.	70,688
18,520	Integrys Energy Group, Inc.	1,000,821
13,247	NorthWestern Corp.	474,375
4,643	TECO Energy, Inc.	82,970

		1,923,370

Multiline Retail – 0.7%
64,292	Fred’s, Inc. Class A	871,157

Oil, Gas & Consumable Fuels – 4.5%
58,435	Alon USA Energy, Inc.	767,252
2,739	Bill Barrett Corp.*	62,750
38,800	Delek US Holdings, Inc.	999,100
113,496	Forest Oil Corp.*	860,300
46,112	FX Energy, Inc.*	222,721
14,219	Penn Virginia Corp.	64,270
49,983	PetroQuest Energy, Inc.*	304,896
260,112	Quicksilver Resources, Inc.*	1,006,633
18,206	W&T Offshore, Inc.	308,592
45,747	Western Refining, Inc.(b)	1,137,728
4,650	WPX Energy, Inc.*	78,771

		5,813,013

Paper & Forest Products – 0.9%
22,074	Buckeye Technologies, Inc.	578,339
17,917	Louisiana-Pacific Corp.*	282,909
25,821	Resolute Forest Products*(a)	315,016

		1,176,264

Personal Products – 0.9%
7,662	Herbalife Ltd.	393,444
20,592	Medifast, Inc.*	525,508
5,283	USANA Health Sciences, Inc.*(a)	227,908

		1,146,860

Pharmaceuticals – 1.0%
94,206	Horizon Pharma, Inc.*	243,052
20,947	Questcor Pharmaceuticals, Inc.(a)	533,730
22,530	Warner Chilcott PLC Class A	260,897
29,315	XenoPort, Inc.*	241,262

		1,278,941

Professional Services – 1.1%
30,594	CDI Corp.	525,911

Common Stocks – (continued)
Professional Services – (continued)
8,101	Heidrick & Struggles International, Inc.	$95,916
61,355	Kelly Services, Inc. Class A	815,408

		1,437,235

Real Estate Investment Trusts – 9.8%
38,947	AG Mortgage Investment Trust, Inc.	932,781
19,980	Agree Realty Corp.	504,295
1,693	American Capital Mortgage Investment Corp.	42,206
18,322	Ashford Hospitality Trust	157,386
29,966	Capstead Mortgage Corp.	369,181
4,753	Chatham Lodging Trust	61,551
12,481	Colony Financial, Inc.	249,745
36,836	DuPont Fabros Technology, Inc.	790,501
87,707	Franklin Street Properties Corp.	1,000,737
16,205	Getty Realty Corp.(a)	296,713
5,528	Hatteras Financial Corp.	150,749
5,714	Inland Real Estate Corp.	46,683
3,540	Invesco Mortgage Capital	75,862
42,568	LTC Properties, Inc.	1,405,170
24,146	National Health Investors, Inc.	1,289,638
3,737	One Liberty Properties, Inc.	70,592
44,973	Potlatch Corp.	1,730,561
10,589	PS Business Parks, Inc.	679,073
33,176	Rayonier, Inc.	1,625,956
11,251	Starwood Property Trust, Inc.	257,873
12,083	Universal Health Realty Income Trust	597,383
8,748	Urstadt Biddle Properties Class A	165,687
4,620	Winthrop Realty Trust	50,543

		12,550,866

Real Estate Management & Development* – 2.2%
13,014	Altisource Portfolio Solutions SA	1,477,089
2,438	Tejon Ranch Co.	72,994
34,136	Zillow, Inc. Class A(a)	1,275,321

		2,825,404

Road & Rail – 0.2%
13,865	Universal Truckload Services, Inc.	219,622

Semiconductors & Semiconductor Equipment* – 0.8%
23,637	Advanced Micro Devices, Inc.(a)	48,456
4,186	Cypress Semiconductor Corp.	41,483
28,303	DSP Group, Inc.	155,666
141,687	Lattice Semiconductor Corp.	549,746
25,636	Photronics, Inc.	125,360
2,148	Skyworks Solutions, Inc.	50,263

		970,974

Software – 4.4%
48,238	Accelrys, Inc.*	431,730
18,458	Aspen Technology, Inc.*	457,389
25,845	Blackbaud, Inc.	614,336
6,376	Guidewire Software, Inc.*	195,361
1,314	Imperva, Inc.*	41,430
884	Kenexa Corp.*	40,629
12,266	MicroStrategy, Inc. Class A*	1,158,769
13,602	Monotype Imaging Holdings, Inc.	208,247

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Software – (continued)
1,684	OPNET Technologies, Inc.	$71,452
12,407	Parametric Technology Corp.*	250,373
42,435	Pegasystems, Inc.	995,949
10,372	QAD, Inc. Class A*	126,850
6,665	RealPage, Inc.*(a)	145,497
19,119	Rovi Corp.*	258,680
24,981	TIBCO Software, Inc.*	629,771

		5,626,463

Specialty Retail – 6.7%
24,488	Aeropostale, Inc.*	292,632
4,398	ANN, Inc.*	154,634
5,652	Destination Maternity Corp.	107,162
58,537	Express, Inc.*	651,517
26,645	Francesca’s Holdings Corp.*(a)	786,827
2,397	Group 1 Automotive, Inc.	148,638
29,582	Hot Topic, Inc.	254,405
2,717	Lithia Motors, Inc. Class A	92,921
27,048	Lumber Liquidators Holdings, Inc.*(a)	1,509,819
33,659	Select Comfort Corp.*	936,730
18,921	Shoe Carnival, Inc.	442,373
72,703	Stage Stores, Inc.	1,781,224
9,255	The Finish Line, Inc. Class A	192,550
14,000	Zale Corp.*	100,520
44,059	Zumiez, Inc.*(a)	1,115,133

		8,567,085

Textiles, Apparel & Luxury Goods – 0.9%
11,626	Crocs, Inc.*	146,487
14,065	Movado Group, Inc.	445,720
22,681	Perry Ellis International, Inc.*	468,136
4,727	Skechers U.S.A., Inc.*	78,468

		1,138,811

Thrifts & Mortgage Finance – 1.3%
69,827	Astoria Financial Corp.	700,365
57,379	Brookline Bancorp, Inc.	486,574
41,691	Northwest Bancshares, Inc.	496,123
3,787	Oritani Financial Corp.	57,865

		1,740,927

Tobacco* – 0.2%
66,113	Alliance One International, Inc.	200,984

Trading Companies & Distributors – 1.0%
5,612	Beacon Roofing Supply, Inc.*	181,492
37,271	H&E Equipment Services, Inc.	567,264
4,679	Watsco, Inc.	319,810
3,268	WESCO International, Inc.*	212,028

		1,280,594

Shares	Description	Value

Common Stocks – (continued)
Wireless Telecommunication Services – 0.4%
44,638	USA Mobility, Inc.	$493,250

TOTAL COMMON STOCKS
(Cost $112,212,778)		$125,431,859

Investment Company – 0.1%
Capital Markets – 0.1%
10,178	THL Credit, Inc.	$145,240
(Cost $133,315)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.5%
Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$3,200,000	0.316%	11/01/12	$3,200,000
(Cost $3,200,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $115,546,093)			$128,777,099

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 7.9%
Financial Square Money Market Fund – FST Shares
10,098,450	0.159%	$10,098,450
(Cost $10,098,450)

TOTAL INVESTMENTS – 108.0%
(Cost $125,644,543)		$138,875,549

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.0)%		(10,263,240)

NET ASSETS – 100.0%		$128,612,309

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)

October 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	35	December 2012	$2,857,050	$(109,389)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 98.4%
Aerospace & Defense – 1.4%
9,814	Alliant Techsystems, Inc.	$562,244
7,302	Huntington Ingalls Industries, Inc.*	309,459
15,067	Raytheon Co.	852,190
7,934	Spirit AeroSystems Holdings, Inc. Class A*	124,008
16,741	The Boeing Co.	1,179,236
15,995	United Technologies Corp.	1,250,169

		4,277,306

Air Freight & Logistics – 0.5%
21,612	United Parcel Service, Inc. Class B	1,583,079

Biotechnology – 5.6%
36,434	Amgen, Inc.	3,153,180
21,043	Biogen Idec, Inc.*	2,908,563
64,402	Celgene Corp.*	4,721,955
78,106	Gilead Sciences, Inc.*	5,245,599
19,268	United Therapeutics Corp.*	879,970
12,412	Vertex Pharmaceuticals, Inc.*	598,755

		17,508,022

Building Products – 0.0%
2,560	Armstrong World Industries, Inc.	132,608

Capital Markets – 3.6%
21,803	BlackRock, Inc.	4,135,593
13,549	Franklin Resources, Inc.	1,731,562
89,572	Morgan Stanley	1,556,761
83,188	SEI Investments Co.	1,820,154
49,777	State Street Corp.	2,218,561

		11,462,631

Chemicals – 2.7%
19,844	CF Industries Holdings, Inc.	4,071,790
82,663	LyondellBasell Industries NV Class A	4,413,378

		8,485,168

Commercial Banks – 2.3%
10,098	Bank of Hawaii Corp.	445,928
6,033	City National Corp.	308,286
13,275	Commerce Bancshares, Inc.	505,512
15,155	East West Bancorp, Inc.	322,650
103,366	First Niagara Financial Group, Inc.	855,871
5,848	M&T Bank Corp.(a)	608,777
46,199	PNC Financial Services Group, Inc.	2,688,320
4,444	U.S. Bancorp	147,585
44,034	Wells Fargo & Co.	1,483,505

		7,366,434

Commercial Services & Supplies – 0.3%
32,588	Tyco International Ltd.	875,640

Communications Equipment – 1.1%
59,533	QUALCOMM, Inc.	3,487,145

Computers & Peripherals – 5.6%
23,351	Apple, Inc.(b)	13,896,180
42,901	Hewlett-Packard Co.	594,179

Common Stocks – (continued)
Computers & Peripherals – (continued)
29,058	NetApp, Inc.*	$781,660
18,368	Seagate Technology PLC	501,814
51,726	Western Digital Corp.	1,770,581

		17,544,414

Construction & Engineering – 0.1%
3,919	Fluor Corp.	218,876

Consumer Finance – 0.0%
2,595	Discover Financial Services	106,395

Diversified Consumer Services – 0.0%
6,176	H&R Block, Inc.	109,315

Diversified Financial Services – 3.1%
4,037	Citigroup, Inc.	150,943
27,265	CME Group, Inc.	1,524,932
191,169	JPMorgan Chase & Co.	7,967,924
6,722	Leucadia National Corp.	152,589

		9,796,388

Diversified Telecommunication Services – 2.6%
183,229	AT&T, Inc.	6,337,891
15,160	CenturyLink, Inc.	581,841
27,566	Verizon Communications, Inc.	1,230,546

		8,150,278

Electric Utilities – 0.9%
2,297	Duke Energy Corp.	150,890
14,819	Entergy Corp.	1,075,563
10,647	Pinnacle West Capital Corp.	563,972
23,325	The Southern Co.	1,092,543

		2,882,968

Electrical Equipment – 0.4%
26,026	Emerson Electric Co.	1,260,439

Electronic Equipment, Instruments & Components* – 0.4%
11,014	Avnet, Inc.	315,551
64,998	Ingram Micro, Inc. Class A	987,970

		1,303,521

Energy Equipment & Services* – 0.1%
18,232	McDermott International, Inc.	195,265

Food & Staples Retailing – 2.0%
98,707	CVS Caremark Corp.	4,580,005
52,546	Walgreen Co.	1,851,195

		6,431,200

Food Products – 0.7%
81,308	Archer-Daniels-Midland Co.	2,182,307

Health Care Providers & Services – 0.8%
61,680	Cardinal Health, Inc.	2,536,898

Hotels, Restaurants & Leisure – 4.2%
99,420	Carnival Corp.	3,766,029
59,345	Marriott International, Inc. Class A	2,164,906

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
14,242	Marriott Vacations Worldwide Corp.*	$560,280
3,247	McDonald’s Corp.	281,840
20,314	Starbucks Corp.	932,413
35,038	Wynn Resorts Ltd.	4,241,700
16,456	Yum! Brands, Inc.	1,153,730

		13,100,898

Household Durables* – 0.1%
496	NVR, Inc.	448,255

Household Products – 0.6%
29,219	The Procter & Gamble Co.	2,023,124

Industrial Conglomerates – 2.3%
3,001	3M Co.	262,888
326,833	General Electric Co.	6,883,103

		7,145,991

Insurance – 2.5%
8,151	Assurant, Inc.	308,189
2,866	Axis Capital Holdings Ltd.	103,807
52,460	Berkshire Hathaway, Inc. Class B*	4,529,921
23,704	MetLife, Inc.	841,255
36,225	Prudential Financial, Inc.	2,066,636

		7,849,808

Internet & Catalog Retail* – 2.0%
11,494	Amazon.com, Inc.	2,676,033
6,169	Priceline.com, Inc.	3,539,587

		6,215,620

Internet Software & Services* – 3.1%
24,316	AOL, Inc.	834,768
29,469	eBay, Inc.	1,423,058
7,129	Google, Inc. Class A	4,846,080
25,675	VeriSign, Inc.	951,772
104,718	Yahoo!, Inc.	1,760,310

		9,815,988

IT Services – 3.4%
34,160	Computer Sciences Corp.	1,040,172
19,929	International Business Machines Corp.	3,876,789
4,557	Lender Processing Services, Inc.	109,869
11,558	MasterCard, Inc. Class A	5,327,429
2,171	Visa, Inc. Class A	301,248

		10,655,507

Life Sciences Tools & Services* – 0.3%
14,671	Covance, Inc.	714,624
7,534	Life Technologies Corp.	368,488

		1,083,112

Machinery – 0.8%
27,952	Navistar International Corp.*(a)	524,100
45,712	The Toro Co.	1,929,961

		2,454,061

Common Stocks – (continued)
Media – 5.5%
114,582	Cablevision Systems Corp. Class A	$1,996,018
70,067	CBS Corp. Class B	2,270,171
9,833	Comcast Corp. Class A	358,314
25,325	DIRECTV*	1,294,361
97,587	DISH Network Corp. Class A	3,477,025
215,347	News Corp. Class A	5,151,100
50,024	Time Warner, Inc.	2,173,543
10,418	Viacom, Inc. Class B	534,131

		17,254,663

Metals & Mining – 0.9%
18,295	Newmont Mining Corp.	997,992
47,937	Southern Copper Corp.	1,826,400

		2,824,392

Multi-Utilities – 2.3%
79,160	Ameren Corp.	2,602,781
27,666	Consolidated Edison, Inc.	1,670,473
44,553	Integrys Energy Group, Inc.	2,407,644
12,057	Public Service Enterprise Group, Inc.	386,306

		7,067,204

Oil, Gas & Consumable Fuels – 13.5%
36,448	Chevron Corp.	4,016,934
94,096	ConocoPhillips	5,443,454
136,617	Exxon Mobil Corp.	12,455,372
50,011	Hess Corp.	2,613,575
79,122	Marathon Petroleum Corp.	4,346,171
57,607	Murphy Oil Corp.	3,456,420
67,923	Occidental Petroleum Corp.	5,363,200
12,409	Phillips 66	585,208
39,959	Tesoro Corp.	1,506,854
22,595	Ultra Petroleum Corp.*(a)	515,392
39,462	Valero Energy Corp.	1,148,344
51,586	WPX Energy, Inc.*	873,867

		42,324,791

Personal Products – 1.0%
48,270	Herbalife Ltd.	2,478,664
12,414	Nu Skin Enterprises, Inc. Class A	587,555

		3,066,219

Pharmaceuticals – 8.5%
139,943	Bristol-Myers Squibb Co.	4,653,105
40,849	Eli Lilly & Co.	1,986,487
17,670	Endo Health Solutions, Inc.*	506,422
29,720	Forest Laboratories, Inc.*	1,001,861
20,195	Hospira, Inc.*	619,784
59,191	Johnson & Johnson	4,191,907
124,231	Merck & Co., Inc.	5,668,660
279,956	Pfizer, Inc.	6,962,506
78,827	Warner Chilcott PLC Class A	912,817
1,689	Watson Pharmaceuticals, Inc.*	145,170

		26,648,719

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Professional Services – 0.0%
3,087	Manpower, Inc.	$117,121

Real Estate Investment Trusts – 2.6%
58,837	American Tower Corp.	4,429,838
79,037	Rayonier, Inc.	3,873,603

		8,303,441

Road & Rail – 1.1%
21,439	CSX Corp.	438,856
26,204	Norfolk Southern Corp.	1,607,615
10,657	Union Pacific Corp.	1,311,131

		3,357,602

Semiconductors & Semiconductor Equipment* – 0.2%
24,396	Broadcom Corp. Class A	769,328

Software – 4.5%
10,951	Citrix Systems, Inc.*	676,881
260,546	Microsoft Corp.	7,434,680
174,107	Oracle Corp.	5,406,023
23,606	TIBCO Software, Inc.*	595,107

		14,112,691

Specialty Retail – 0.8%
4,933	Limited Brands, Inc.	236,241
12,066	Ross Stores, Inc.	735,423
6,664	The Gap, Inc.	238,038
31,994	Urban Outfitters, Inc.*	1,144,106

		2,353,808

Textiles, Apparel & Luxury Goods – 0.1%
7,988	Coach, Inc.	447,727

Tobacco – 3.7%
20,583	Lorillard, Inc.	2,387,834
77,517	Philip Morris International, Inc.	6,864,906
60,413	Reynolds American, Inc.	2,515,597

		11,768,337

Trading Companies & Distributors – 0.2%
7,495	MSC Industrial Direct Co., Inc. Class A	559,127

TOTAL COMMON STOCKS
(Cost $269,422,965)		$309,663,831

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(c) – 2.5%
Repurchase Agreement – 2.5%
Joint Repurchase Agreement Account II
$7,900,000	0.316%	11/01/12	$7,900,000
(Cost $7,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $277,322,965)			$317,563,831

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(d)(e) – 0.4%
Financial Square Money Market Fund – FST Shares
1,346,950	0.159%	$1,346,950
(Cost $1,346,950)

TOTAL INVESTMENTS – 101.3%
(Cost $278,669,915)		$318,910,781

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(4,145,536)

NET ASSETS – 100.0%		$314,765,245

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Joint repurchase agreement was entered into on October 31, 2012. Additional information appears on page 69.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(e)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	58	December 2012	$4,079,720	$(86,127)

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Schedule of Investments

October 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2012, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2012, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Structured Large Cap Growth	$8,400,000	$8,400,074	$8,588,433
Structured Large Cap Value	9,100,000	9,100,080	9,304,136
Structured Small Cap Equity	4,500,000	4,500,039	4,600,946
Structured Small Cap Growth	1,000,000	1,000,009	1,022,433
Structured Small Cap Value	3,200,000	3,200,028	3,271,784
Structured U.S. Equity	7,900,000	7,900,069	8,077,217

REPURCHASE AGREEMENTS — At October 31, 2012, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

	Interest Rate	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
BNP Paribas Securities Co.	0.300%	$1,181,292	$1,279,733	$632,835	$140,630	$450,016	$1,110,977
BNP Paribas Securities Co.	0.350	1,980,183	2,145,198	1,060,812	235,736	754,356	1,862,316
Credit Suisse Securities LLC	0.250	665,236	720,673	356,377	79,195	253,423	625,639
Deutsche Bank Securities, Inc.	0.280	843,780	914,095	452,025	100,450	321,440	793,555
JPMorgan Securities LLC	0.300	2,041,949	2,212,111	1,093,901	243,089	777,885	1,920,403
Wells Fargo Securities LLC	0.350	1,687,560	1,828,190	904,050	200,900	642,880	1,587,110
TOTAL		$8,400,000	$9,100,000	$4,500,000	$1,000,000	$3,200,000	$7,900,000

At October 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	3.000 to 4.000%	09/01/24 to 11/01/42
Federal National Mortgage Association	2.500 to 6.000	08/01/22 to 10/01/42
Government National Mortgage Association	3.500 to 4.000	07/20/41 to 05/15/42
U.S. Treasury Bill	0.000	01/24/13
U.S. Treasury Notes	0.125 to 4.875	11/15/12 to 05/15/22

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2012

Structured Large Cap Growth Fund
Assets:
Investments of unaffiliated issuers, at value (cost $400,932,324, $408,717,525, $174,616,198, $38,169,664, $115,546,093 and $277,322,965)(a)	$ 449,963,305
Investments in securities lending reinvestment vehicle, affiliated issuers at value which equals cost	4,178,675
Cash	81,857
Receivables:
Dividends and interest	332,512
Fund shares sold	14,467
Securities lending income	899
Reimbursement from investment adviser	482
Futures — variation margin	—
Other assets	780
Total assets	454,572,977

Liabilities:
Payables:
Payable upon return of securities loaned	4,178,675
Fund shares redeemed	1,242,615
Amounts owed to affiliates	279,879
Futures — variation margin	3,680
Investments purchased	—
Accrued expenses and other liabilities	75,885
Total liabilities	5,780,734

Net Assets:
Paid-in capital	867,666,202
Undistributed net investment income	5,003,271
Accumulated net realized loss	(472,782,829)
Net unrealized gain	48,905,599
NET ASSETS	$ 448,792,243
Net Assets:
Class A	$ 118,955,557
Class B	4,239,668
Class C	12,554,651
Institutional	311,286,051
Service	962,912
Class IR	666,822
Class R	126,582
Total Net Assets	$ 448,792,243
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	8,466,694
Class B	327,819
Class C	974,475
Institutional	21,495,072
Service	69,394
Class IR	47,799
Class R	9,063
Net asset value, offering and redemption price per share:(b)
Class A	$14.05
Class B	12.93
Class C	12.88
Institutional	14.48
Service	13.88
Class IR	13.95
Class R	13.97

(a)	Includes loaned securities having a market value of $4,140,157, $1,641,987, $14,175,344, $3,353,174, $9,853,622 and $1,321,080 for the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds is $14.87, $12.16, $13.68, $24.76, $30.42, and $28.36, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Value Fund	Structured Small Cap Equity Fund	Structured Small Cap Growth Fund	Structured Small Cap Value Fund	Structured U.S. Equity Fund

$ 464,066,970	$ 193,558,002	$42,208,408	$128,777,099	$ 317,563,831
1,648,200	14,613,327	3,491,625	10,098,450	1,346,950
32,901	101,551	74,123	88,603	933,642

501,705	95,788	8,566	84,469	314,511
24,585	1,462,351	38,799	24,394	47,376
2,109	27,068	8,968	21,312	909
22,449	36,907	12,072	5,019	984
—	20,680	4,400	15,400	—
724	186	70	184	460
466,299,643	209,915,860	45,847,031	139,114,930	320,208,663

1,648,200	14,613,327	3,491,625	10,098,450	1,346,950
1,291,004	498,915	20,739	186,250	2,673,279
273,224	173,958	48,852	153,877	275,579
4,240	—	—	—	7,204
—	—	—	—	828,671
69,050	65,638	52,861	64,044	311,735
3,285,718	15,351,838	3,614,077	10,502,621	5,443,418

910,386,118	350,874,734	43,981,266	157,073,587	429,069,763
100,399	380,135	18,083	409,615	2,821,935
(502,669,741)	(175,539,224)	(5,774,738)	(41,992,510)	(157,281,192)
55,197,149	18,848,377	4,008,343	13,121,617	40,154,739
$ 463,013,925	$ 194,564,022	$42,232,954	$128,612,309	$ 314,765,245

$ 107,534,755	$ 49,863,466	$25,662,346	$ 87,084,147	$ 239,795,604
1,532,445	779,769	3,384,549	10,256,247	8,807,012
11,017,606	12,486,719	5,247,190	17,808,064	30,978,588
337,650,356	123,555,529	7,733,399	12,309,711	33,612,862
5,117,479	2,132,577	—	—	1,036,341
128,031	5,388,896	175,741	455,143	198,494
33,253	357,066	29,729	698,997	336,344
$ 463,013,925	$ 194,564,022	$42,232,954	$128,612,309	$ 314,765,245

9,360,471	3,856,329	1,096,496	3,029,452	8,947,473
134,142	67,333	169,846	512,469	351,969
966,366	1,078,953	261,173	787,290	1,259,688
29,401,396	9,205,374	297,317	345,095	1,221,780
443,623	166,863	—	—	38,734
11,165	420,145	7,435	15,834	7,456
2,901	27,871	1,288	24,496	12,653

$11.49	$12.93	$23.40	$28.75	$26.80
11.42	11.58	19.93	20.01	25.02
11.40	11.57	20.09	22.62	24.59
11.48	13.42	26.01	35.67	27.51
11.54	12.78	—	—	26.76
11.47	12.83	23.64	28.75	26.62
11.46	12.81	23.08	28.54	26.58

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2012

Structured Large Cap Growth Fund
Investment income:
Dividends (net of foreign withholding taxes of $8,131, $7,898, $0, $49, $0 and $7,226)	$10,187,437
Interest	18,537
Securities lending income — affiliated issuers	70,711
Total investment income	10,276,685

Expenses:
Management fees	3,754,209
Distribution and Service fees(a)	561,140
Transfer Agent fees(a)	485,811
Custody and accounting fees	105,998
Registration fees	94,722
Printing and mailing costs	84,538
Professional fees	80,750
Trustee fees	16,421
Service Share fees — Shareholder Administration Plan	2,720
Service Share fees — Service Plan	2,720
Other	22,581
Total expenses	5,211,610
Less — expense reductions	(1,190,575)
Net expenses	4,021,035
NET INVESTMENT INCOME	6,255,650

Realized and unrealized gain (loss):
Net realized gain from:
Investments (includes payment by affiliate relating to certain investment transactions of $0, $353,944, $558,808, $206,041, $361,874, and $217,901)	115,036,014
Futures contracts	2,384,186
Net change in unrealized gain (loss) on:
Investments	(48,414,492)
Futures contracts	(527,375)
Net realized and unrealized gain	68,478,333
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,733,983

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Large Cap Growth	$378,012	$51,650	$131,286	$192	$287,289	$9,813	$24,945	$162,651	$435	$605	$73
Structured Large Cap Value	315,405	17,326	114,527	94	239,708	3,292	21,760	144,941	2,502	185	36
Structured Small Cap Equity	164,960	10,882	127,375	1,425	125,369	2,068	24,201	42,198	753	10,042	541
Structured Small Cap Growth	65,162	41,307	53,953	132	49,523	7,849	10,251	2,962	—	388	50
Structured Small Cap Value	230,582	124,861	188,256	2,206	175,242	23,723	35,769	2,912	—	655	838
Structured U.S. Equity	643,600	109,913	323,463	1,004	489,136	20,883	61,458	14,010	401	321	382

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Value Fund	Structured Small Cap Equity Fund	Structured Small Cap Growth Fund	Structured Small Cap Value Fund	Structured U.S. Equity Fund

$12,458,937	$2,572,890	$552,115	$2,554,529	$7,577,842
15,114	7,749	1,673	5,413	11,744
37,971	130,355	56,971	133,540	27,047
12,512,022	2,710,994	610,759	2,693,482	7,616,633

3,048,433	1,638,420	367,424	1,118,680	2,191,633
447,352	304,642	160,554	545,905	1,077,980
412,424	205,172	71,023	239,139	586,591
91,554	84,945	72,721	74,252	85,153
94,333	88,604	69,554	70,416	88,132
45,511	46,201	37,121	43,672	81,224
87,323	82,162	81,240	85,494	85,286
14,170	15,382	15,008	13,463	15,777
15,638	4,703	—	—	2,505
15,638	4,703	—	—	2,505
20,897	15,625	12,402	12,159	17,649
4,293,273	2,490,559	887,047	2,203,180	4,234,435
(800,111)	(402,392)	(303,674)	(346,901)	(831,842)
3,493,162	2,088,167	583,373	1,856,279	3,402,593
9,018,860	622,827	27,386	837,203	4,214,040

92,534,159	37,078,055	7,222,717	18,970,833	55,017,893
2,571,187	1,383,642	203,524	505,191	548,372

(31,226,571)	(19,639,973)	(3,134,315)	(8,222,084)	(19,428,096)
(621,393)	(289,630)	(90,834)	(296,543)	(369,747)
63,257,382	18,532,094	4,201,092	10,957,397	35,768,422
$72,276,242	$19,154,921	$4,228,478	$11,794,600	$39,982,462

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Large Cap Growth Fund
	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$6,255,650	$6,471,836
Net realized gain (includes payment by affiliate relating to certain investment transactions)	117,420,200	49,149,017
Net change in unrealized gain (loss)	(48,941,867)	11,135,556
Net increase in net assets resulting from operations	74,733,983	66,756,409

Distributions to shareholders:
From net investment income
Class A Shares	(1,569,418)	(1,592,178)
Class B Shares	(16,608)	(44,502)
Class C Shares	(60,168)	(86,381)
Institutional Shares	(5,594,137)	(5,259,752)
Service Shares	(12,560)	(1,001)
Class IR Shares	(670)	(117)
Class R Shares	(98)	(532)
Total distributions to shareholders	(7,253,659)	(6,984,463)

From share transactions:
Proceeds from sales of shares	114,579,918	269,712,866
Reinvestment of distributions	7,191,059	6,893,160
Cost of shares redeemed	(303,698,592)	(303,030,355)
Net increase (decrease) in net assets resulting from share transactions	(181,927,615)	(26,424,329)
TOTAL INCREASE (DECREASE)	(114,447,291)	33,347,617

Net assets:
Beginning of year	563,239,534	529,891,917
End of year	$448,792,243	$563,239,534
Undistributed net investment income	$5,003,271	$6,310,036

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Value Fund		Structured Small Cap Equity Fund
For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011

$9,018,860	$9,244,481	$622,827	$1,936,345
95,105,346	39,836,896	38,461,697	84,844,124
(31,847,964)	9,006,104	(19,929,603)	(43,093,874)
72,276,242	58,087,481	19,154,921	43,686,595

(1,871,938)	(2,084,314)	(504,874)	(693,060)
(14,033)	(14,874)	(298)	—
(93,749)	(84,576)	(29,847)	(7,635)
(6,754,521)	(7,249,802)	(1,105,856)	(2,286,438)
(91,864)	(102,081)	(14,086)	(6,725)
(1,769)	(525)	(67,613)	(328)
(273)	(626)	(1,539)	(1,017)
(8,828,147)	(9,536,798)	(1,724,113)	(2,995,203)

94,200,289	237,675,485	132,896,306	55,291,331
8,763,865	9,256,017	1,674,085	2,943,140
(224,002,173)	(298,971,539)	(130,246,650)	(288,687,951)
(121,038,019)	(52,040,037)	4,323,741	(230,453,480)
(57,589,924)	(3,489,354)	21,754,549	(189,762,088)

520,603,849	524,093,203	172,809,473	362,571,561
$463,013,925	$520,603,849	$194,564,022	$172,809,473
$100,399	$—	$380,135	$1,735,867

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Structured Small Cap Growth Fund
	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income (loss)	$27,386	$(173,882)
Net realized gain (includes payment by affiliate relating to certain investment transactions)	7,426,241	6,160,507
Net change in unrealized loss	(3,225,149)	(149,864)
Net increase in net assets resulting from operations	4,228,478	5,836,761

Distributions to shareholders:
From net investment income
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	—	—

From share transactions:
Proceeds from sales of shares	6,189,106	7,827,443
Reinvestment of distributions	—	—
Cost of shares redeemed	(10,119,877)	(11,690,436)
Net decrease in net assets resulting from share transactions	(3,930,771)	(3,862,993)
TOTAL INCREASE (DECREASE)	297,707	1,973,768

Net assets:
Beginning of year	41,935,247	39,961,479
End of year	$42,232,954	$41,935,247
Undistributed net investment income (loss)	$18,083	$(36,806)

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Value Fund		Structured U.S. Equity Fund
For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011

$837,203	$542,506	$4,214,040	$5,926,992
19,476,024	16,259,204	55,566,265	42,051,886
(8,518,627)	(2,791,943)	(19,797,843)	(5,192,561)
11,794,600	14,009,767	39,982,462	42,786,317

(461,047)	(607,909)	(4,801,561)	(3,796,772)
—	(22,391)	(129,283)	(94,814)
—	(27,595)	(393,452)	(219,877)
(27,544)	(20,765)	(687,173)	(1,895,873)
—	—	(14,485)	(14,843)
(1,923)	(273)	(1,686)	(126)
(1,228)	(543)	(426)	(494)
(491,742)	(679,476)	(6,028,066)	(6,022,799)

20,282,395	10,281,394	22,541,188	63,648,652
473,047	637,920	5,704,866	5,665,611
(32,757,724)	(35,254,935)	(106,301,282)	(219,166,399)
(12,002,282)	(24,335,621)	(78,055,228)	(149,852,136)
(699,424)	(11,005,330)	(44,100,832)	(113,088,618)

129,311,733	140,317,063	358,866,077	471,954,695
$128,612,309	$129,311,733	$314,765,245	$358,866,077
$409,615	$33,920	$2,821,935	$4,724,789

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$12.60	$0.12	(d)	$1.47	$1.59	$(0.14)	$—	$(0.14)
2012 - B	11.59	0.02	(d)	1.35	1.37	(0.03)	—	(0.03)
2012 - C	11.57	0.01	(d)	1.35	1.36	(0.05)	—	(0.05)
2012 - Institutional	12.98	0.17	(d)	1.52	1.69	(0.19)	—	(0.19)
2012 - Service	12.47	0.10	(d)	1.47	1.57	(0.16)	—	(0.16)
2012 - IR	12.53	0.13	(d)	1.48	1.61	(0.19)	—	(0.19)
2012 - R	12.46	0.06	(d)	1.50	1.56	(0.05)	—	(0.05)
2011 - A	11.54	0.10	(e)	1.09	1.19	(0.13)	—	(0.13)
2011 - B	10.63	0.02	(e)	1.00	1.02	(0.06)	—	(0.06)
2011 - C	10.62	0.01	(e)	1.01	1.02	(0.07)	—	(0.07)
2011 - Institutional	11.88	0.16	(e)	1.12	1.28	(0.18)	—	(0.18)
2011 - Service	11.43	0.06	(e)	1.10	1.16	(0.12)	—	(0.12)
2011 - IR	11.48	0.13	(e)	1.08	1.21	(0.16)	—	(0.16)
2011 - R	11.42	0.08	(e)	1.06	1.14	(0.10)	—	(0.10)
2010 - A	10.04	0.09		1.52	1.61	(0.11)	—	(0.11)
2010 - B	9.26	0.01		1.40	1.41	(0.04)	—	(0.04)
2010 - C	9.26	—	(f)	1.41	1.41	(0.05)	—	(0.05)
2010 - Institutional	10.33	0.13		1.58	1.71	(0.16)	—	(0.16)
2010 - Service	9.95	0.08		1.51	1.59	(0.11)	—	(0.11)
2010 - IR	9.99	0.11		1.52	1.63	(0.14)	—	(0.14)
2010 - R	9.99	0.05		1.52	1.57	(0.14)	—	(0.14)
2009 - A	8.94	0.10		1.08	1.18	(0.08)	—	(0.08)
2009 - B	8.23	0.03		1.00	1.03	—	—	—
2009 - C	8.23	0.03		1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14		1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09		1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11		1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05		1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	12.38	0.01		(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)		(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)		(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01		(3.54)	(3.53)	—	—	—
2008 - Service	12.28	—	(f)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01		(3.44)	(3.43)	—	—	—
2008 - R	12.31	—	(f)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	14.36	0.06		(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (f)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (f)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	Annualized.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$14.05	12.69%	$118,956	0.95%		1.16%		0.83	%(d)	146%
12.93	11.84	4,240	1.71		1.91		0.13	(d)	146
12.88	11.81	12,555	1.70		1.91		0.08	(d)	146
14.48	13.18	311,286	0.55		0.76		1.23	(d)	146
13.88	12.67	963	1.05		1.26		0.73	(d)	146
13.95	12.96	667	0.70		0.90		0.95	(d)	146
13.97	12.50	127	1.20		1.39		0.39	(d)	146
12.60	10.38	150,750	0.95		1.16		0.84	(e)	76
11.59	9.61	6,043	1.70		1.91		0.13	(e)	76
11.57	9.63	12,999	1.70		1.91		0.10	(e)	76
12.98	10.83	392,373	0.55		0.76		1.22	(e)	76
12.47	10.23	1,004	1.05		1.26		0.49	(e)	76
12.53	10.66	45	0.70		0.91		1.07	(e)	76
12.46	10.06	26	1.20		1.41		0.63	(e)	76
11.54	16.17	145,079	0.95		1.16		0.79		64
10.63	15.26	8,219	1.70		1.91		0.06		64
10.62	15.30	13,528	1.70		1.91		0.03		64
11.88	16.68	362,907	0.55		0.76		1.21		64
11.43	16.07	93	1.05		1.26		0.71		64
11.48	16.50	8	0.70		0.91		1.02		64
11.42	15.81	59	1.20		1.41		0.47		64
10.04	13.42	183,762	0.95		1.16		1.13		124
9.26	12.52	10,993	1.70		1.91		0.38		124
9.26	12.52	14,832	1.70		1.91		0.31		124
10.33	13.75	543,449	0.55		0.76		1.53		124
9.95	13.29	125	1.05		1.26		1.08		124
9.99	13.65	7	0.70		0.95		1.25		124
9.99	13.21	34	1.20		1.41		0.55		124

8.94	(27.79)	285,337	0.95	(g)	1.14	(g)	0.34	(g)	19
8.23	(27.81)	16,129	1.70	(g)	1.89	(g)	(0.38	)(g)	19
8.23	(27.87)	16,324	1.70	(g)	1.89	(g)	(0.41	)(g)	19
9.23	(27.66)	814,036	0.55	(g)	0.74	(g)	0.74	(g)	19
8.87	(27.77)	189	1.05	(g)	1.24	(g)	0.23	(g)	19
8.92	(27.77)	6	0.70	(g)	0.89	(g)	0.63	(g)	19
8.89	(27.78)	6	1.20	(g)	1.39	(g)	0.13	(g)	19

12.38	(12.96)	434,970	0.95		1.10		0.40		118
11.40	(13.71)	25,718	1.70		1.85		(0.34)		118
11.41	(13.63)	23,960	1.70		1.85		(0.34)		118
12.76	(12.71)	1,278,322	0.55		0.70		0.82		118
12.28	(13.11)	273	1.05		1.20		0.32		118
12.35	(13.86)	9	0.70	(g)	0.85	(g)	0.63	(g)	118
12.31	(14.18)	9	1.20	(g)	1.35	(g)	0.21	(g)	118

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$10.19	$0.17	$1.29 (d)	$1.46	$(0.16)	$—	$(0.16)
2012 - B	10.13	0.09	1.29 (d)	1.38	(0.09)	—	(0.09)
2012 - C	10.11	0.09	1.29 (d)	1.38	(0.09)	—	(0.09)
2012 - Institutional	10.18	0.21	1.30 (d)	1.51	(0.21)	—	(0.21)
2012 - Service	10.23	0.17	1.29 (d)	1.46	(0.15)	—	(0.15)
2012 - IR	10.17	0.19	1.30 (d)	1.49	(0.19)	—	(0.19)
2012 - R	10.17	0.13	1.30 (d)	1.43	(0.14)	—	(0.14)
2011 - A	9.47	0.13	0.74	0.87	(0.15)	—	(0.15)
2011 - B	9.42	0.06	0.72	0.78	(0.07)	—	(0.07)
2011 - C	9.40	0.06	0.72	0.78	(0.07)	—	(0.07)
2011 - Institutional	9.46	0.17	0.74	0.91	(0.19)	—	(0.19)
2011 - Service	9.51	0.12	0.74	0.86	(0.14)	—	(0.14)
2011 - IR	9.45	0.15	0.74	0.89	(0.17)	—	(0.17)
2011 - R	9.45	0.12	0.72	0.84	(0.12)	—	(0.12)
2010 - A	8.42	0.13	1.05	1.18	(0.13)	—	(0.13)
2010 - B	8.37	0.06	1.05	1.11	(0.06)	—	(0.06)
2010 - C	8.36	0.06	1.04	1.10	(0.06)	—	(0.06)
2010 - Institutional	8.41	0.17	1.05	1.22	(0.17)	—	(0.17)
2010 - Service	8.45	0.12	1.06	1.18	(0.12)	—	(0.12)
2010 - IR	8.41	0.15	1.04	1.19	(0.15)	—	(0.15)
2010 - R	8.41	0.11	1.04	1.15	(0.11)	—	(0.11)
2009 - A	8.60	0.17	(0.16)	0.01	(0.19)	—	(0.19)
2009 - B	8.54	0.12	(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11	(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20	(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16	(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18	(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11	(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.24	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.01 per share. Excluding such payment, the total return would have been 14.34%, 13.51%, 13.55%, 14.81%, 14.28%, 14.67% and 13.98%, respectively.
(e)	Annualized.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.49	14.44	%(d)	$107,535	0.95%		1.11%		1.53%		135%
11.42	13.61	(d)	1,532	1.70		1.86		0.79		135
11.40	13.65	(d)	11,018	1.70		1.86		0.77		135
11.48	14.91	(d)	337,650	0.55		0.71		1.91		135
11.54	14.38	(d)	5,117	1.05		1.21		1.48		135
11.47	14.77	(d)	128	0.70		0.86		1.74		135
11.46	14.08	(d)	33	1.20		1.36		1.18		135
10.19	9.15		133,611	0.95		1.13		1.31		56
10.13	8.25		1,905	1.70		1.88		0.57		56
10.11	8.30		11,928	1.70		1.88		0.55		56
10.18	9.61		365,385	0.55		0.73		1.69		56
10.23	9.02		7,699	1.05		1.23		1.19		56
10.17	9.48		67	0.70		0.88		1.48		56
10.17	8.96		10	1.20		1.38		1.13		56
9.47	14.09		140,737	0.94		1.10		1.45		41
9.42	13.27		2,428	1.69		1.85		0.70		41
9.40	13.22		11,940	1.69		1.85		0.68		41
9.46	14.59		362,324	0.54		0.70		1.86		41
9.51	14.05		6,601	1.04		1.20		1.33		41
9.45	14.31		16	0.69		0.85		1.64		41
9.45	13.74		47	1.19		1.35		1.15		41
8.42	0.37		247,183	0.95		1.10		2.28		130
8.37	(0.42)		3,290	1.70		1.85		1.58		130
8.36	(0.36)		13,110	1.70		1.85		1.47		130
8.41	0.67		712,253	0.55		0.70		2.65		130
8.45	0.28		7,364	1.05		1.20		2.10		130
8.41	0.65		10	0.70		0.85		2.30		130
8.41	0.26		36	1.20		1.35		1.45		130

8.60	(23.14)		310,622	0.95	(e)	1.10	(e)	1.59	(e)	24
8.54	(23.21)		5,170	1.70	(e)	1.85	(e)	0.87	(e)	24
8.54	(23.29)		14,029	1.70	(e)	1.85	(e)	0.86	(e)	24
8.59	(23.05)		851,132	0.55	(e)	0.70	(e)	2.02	(e)	24
8.63	(23.16)		7,193	1.05	(e)	1.20	(e)	1.50	(e)	24
8.59	(23.10)		7	0.70	(e)	0.85	(e)	1.81	(e)	24
8.59	(23.21)		6	1.20	(e)	1.35	(e)	1.33	(e)	24

11.24	(18.65)		398,881	0.95		1.05		1.41		130
11.16	(19.22)		7,306	1.70		1.80		0.67		130
11.16	(19.21)		18,614	1.70		1.80		0.67		130
11.24	(18.30)		1,027,705	0.55		0.65		1.82		130
11.28	(18.73)		8,994	1.05		1.15		1.31		130
11.23	(15.18)		8	0.70	(e)	0.80	(e)	1.70	(e)	130
11.23	(15.44)		8	1.20	(e)	1.30	(e)	1.26	(e)	130

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$12.06	$0.01	(d)	$0.96 (e)	$0.97	$(0.10)	$—	$(0.10)
2012 - B	10.79	(0.07	)(d)	0.86 (e)	0.79	— (f)	—	— (f)
2012 - C	10.81	(0.07	)(d)	0.86 (e)	0.79	(0.03)	—	(0.03)
2012 - Institutional	12.53	0.07	(d)	0.98 (e)	1.05	(0.16)	—	(0.16)
2012 - Service	11.94	0.01	(d)	0.94 (e)	0.95	(0.11)	—	(0.11)
2012 - IR	12.00	0.05	(d)	0.94 (e)	0.99	(0.16)	—	(0.16)
2012 - R	11.97	(0.01	)(d)	0.94 (e)	0.93	(0.09)	—	(0.09)
2011 - A	10.92	0.06	(g)	1.15	1.21	(0.07)	—	(0.07)
2011 - B	9.80	(0.03	)(g)	1.02	0.99	—	—	—
2011 - C	9.82	(0.04	)(g)	1.04	1.00	(0.01)	—	(0.01)
2011 - Institutional	11.34	0.11	(g)	1.19	1.30	(0.11)	—	(0.11)
2011 - Service	10.82	0.04	(g)	1.13	1.17	(0.05)	—	(0.05)
2011 - IR	10.87	0.08	(g)	1.15	1.23	(0.10)	—	(0.10)
2011 - R	10.86	0.02	(g)	1.15	1.17	(0.06)	—	(0.06)
2010 - A	8.45	0.04	(h)	2.50	2.54	(0.07)	—	(0.07)
2010 - B	7.59	(0.03	)(h)	2.25	2.22	(0.01)	—	(0.01)
2010 - C	7.62	(0.03	)(h)	2.26	2.23	(0.03)	—	(0.03)
2010 - Institutional	8.78	0.09	(h)	2.57	2.66	(0.10)	—	(0.10)
2010 - Service	8.37	0.03	(h)	2.48	2.51	(0.06)	—	(0.06)
2010 - IR	8.42	0.06	(h)	2.49	2.55	(0.10)	—	(0.10)
2010 - R	8.41	(0.01	)(h)	2.51	2.50	(0.05)	—	(0.05)
2009 - A	7.98	0.04		0.48	0.52	(0.05)	—	(0.05)
2009 - B	7.16	(0.01)		0.44	0.43	—	—	—
2009 - C	7.19	(0.01)		0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07		0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04		0.48	0.52	—	—	—
2009 - IR	7.96	0.04		0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)		0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.00	0.02		(3.04)	(3.02)	—	—	—
2008 - B	9.89	—	(f)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	—	(f)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02		(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01		(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02		(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01		(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	12.89	0.01		(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06		(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01		(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03		(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)		(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.04 per share. Excluding such payment, the total return would have been 7.71%, 6.95%, 6.89%, 8.17%, 7.63%, 8.02% and 7.44%, respectively.
(f)	Amount is less than $0.005 per share.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.55% of average net assets.
(h)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.56% of average net assets.
(i)	Annualized.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$12.93	8.04	%(e)	$49,863	1.25%		1.46%		0.15	%(d)	125%
11.58	7.32	(e)	780	2.01		2.22		(0.57	)(d)	125
11.57	7.26	(e)	12,487	2.00		2.21		(0.57	)(d)	125
13.42	8.49	(e)	123,556	0.85		1.06		0.55	(d)	125
12.78	7.97	(e)	2,133	1.35		1.56		0.10	(d)	125
12.83	8.36	(e)	5,389	1.00		1.21		0.43	(d)	125
12.81	7.78	(e)	357	1.50		1.71		(0.05	)(d)	125
12.06	11.05		65,299	1.25		1.42		0.45	(g)	34
10.79	10.10		1,399	2.00		2.17		(0.31	)(g)	34
10.81	10.14		13,338	2.00		2.17		(0.32	)(g)	34
12.53	11.49		86,058	0.85		1.02		0.87	(g)	34
11.94	10.84		1,548	1.35		1.52		0.32	(g)	34
12.00	11.32		4,959	1.00		1.17		0.70	(g)	34
11.97	10.78		207	1.50		1.67		0.14	(g)	34
10.92	30.23		104,435	1.25		1.39		0.43	(h)	70
9.80	29.27		2,101	2.00		2.14		(0.31	)(h)	70
9.82	29.29		13,788	2.00		2.14		(0.37	)(h)	70
11.34	30.76		240,597	0.85		0.99		0.88	(h)	70
10.82	30.16		1,431	1.35		1.49		0.33	(h)	70
10.87	30.55		35	1.00		1.14		0.63	(h)	70
10.86	29.90		184	1.50		1.64		(0.11	)(h)	70
8.45	6.70		130,439	1.25		1.40		0.61		167
7.59	6.01		2,737	2.00		2.15		(0.11)		167
7.62	5.98		11,226	2.00		2.15		(0.18)		167
8.78	7.13		349,989	0.85		1.00		0.96		167
8.37	6.62		1,588	1.35		1.50		0.53		167
8.42	7.09		25	1.00		1.15		0.52		167
8.41	6.61		21	1.50		1.65		(0.10)		167

7.98	(27.45)		162,243	1.25	(i)	1.46	(i)	0.76	(i)	31
7.16	(27.60)		3,806	2.00	(i)	2.21	(i)	0.01	(i)	31
7.19	(27.67)		11,262	2.00	(i)	2.21	(i)	0.01	(i)	31
8.30	(27.51)		419,179	0.85	(i)	1.06	(i)	1.16	(i)	31
7.85	(27.58)		2,121	1.35	(i)	1.56	(i)	0.66	(i)	31
7.96	(27.50)		7	1.00	(i)	1.21	(i)	0.99	(i)	31
7.93	(27.58)		7	1.50	(i)	1.71	(i)	0.54	(i)	31

11.00	(9.73)		211,930	1.25		1.36		0.12		160
9.89	(10.39)		5,807	2.00		2.11		(0.57)		160
9.94	(10.35)		16,250	2.00		2.11		(0.60)		160
11.45	(9.29)		547,109	0.85		0.96		0.54		160
10.84	(9.80)		2,904	1.35		1.46		0.12		160
10.98	(4.14)		10	1.00	(i)	1.11	(i)	0.36	(i)	160
10.95	(4.40)		10	1.50	(i)	1.61	(i)	(0.07	)(i)	160

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$21.22	$0.04	(d)	$2.14	(e)	$2.18	$—	$—
2012 - B	18.21	(0.12	)(d)	1.84	(e)	1.72	—	—
2012 - C	18.35	(0.11	)(d)	1.85	(e)	1.74	—	—
2012 - Institutional	23.49	0.15	(d)	2.37	(e)	2.52	—	—
2012 - IR	21.39	0.03	(d)	2.22	(e)	2.25	—	—
2012 - R	20.98	(0.01	)(d)	2.11	(e)	2.10	—	—
2011 - A	18.49	(0.05	)(f)	2.78		2.73	—	—
2011 - B	15.98	(0.18	)(f)	2.41		2.23	—	—
2011 - C	16.11	(0.18	)(f)	2.42		2.24	—	—
2011 - Institutional	20.38	0.03	(f)	3.08		3.11	—	—
2011 - IR	18.58	(0.08	)(f)	2.89		2.81	—	—
2011 - R	18.33	(0.11	)(f)	2.76		2.65	—	—
2010 - A	14.23	0.01	(g)	4.30		4.31	(0.05)	—
2010 - B	12.35	(0.09	)(g)	3.72		3.63	—	—
2010 - C	12.45	(0.10	)(g)	3.76		3.66	—	—
2010 - Institutional	15.67	0.07	(g)	4.74		4.81	(0.10)	—
2010 - IR	14.30	0.04	(g)	4.33		4.37	(0.09)	—
2010 - R	14.15	(0.03	)(g)	4.27		4.24	(0.06)	—
2009 - A	12.66	(0.01)		1.58		1.57	—	—
2009 - B	11.07	(0.08)		1.36		1.28	—	—
2009 - C	11.16	(0.09)		1.38		1.29	—	—
2009 - Institutional	13.88	0.04		1.75		1.79	—	—
2009 - IR	12.68	0.03		1.59		1.62	—	—
2009 - R	12.63	(0.06)		1.58		1.52	—	—
2008 - A	36.25	(0.05)		(9.43)		(9.48)	—	(14.11)
2008 - B	33.77	(0.17)		(8.42)		(8.59)	—	(14.11)
2008 - C	33.92	(0.17)		(8.48)		(8.65)	—	(14.11)
2008 - Institutional	38.18	0.02		(10.21)		(10.19)	—	(14.11)
2008 - IR (Commenced November 30, 2007)	33.22	(0.01)		(6.42)		(6.43)	—	(14.11)
2008 - R (Commenced November 30, 2007)	33.22	(0.08)		(6.40)		(6.48)	—	(14.11)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.51% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.11 per share. Excluding such payment, the total return would have been 9.73%, 8.82%, 8.86%, 10.23%, 9.98% and 9.46%, respectively.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.10 per share and 0.63% of average net assets.
(h)	Annualized.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$23.40	10.24	%(e)	$25,662	1.25%		1.96%		0.16	%(d)	116%
19.93	9.42	(e)	3,385	2.01		2.71		(0.63	)(d)	116
20.09	9.46	(e)	5,247	2.00		2.71		(0.59	)(d)	116
26.01	10.70	(e)	7,733	0.85		1.55		0.57	(d)	116
23.64	10.49	(e)	176	1.00		1.70		0.12	(d)	116
23.08	9.98	(e)	30	1.50		2.20		(0.08	)(d)	116
21.22	14.76		24,979	1.25		1.96		(0.26	)(f)	52
18.21	13.95		4,760	2.00		2.71		(0.98	)(f)	52
18.35	13.90		5,180	2.00		2.71		(1.00	)(f)	52
23.49	15.26		6,959	0.85		1.56		0.14	(f)	52
21.39	15.12		38	1.00		1.71		(0.38	)(f)	52
20.98	14.46		19	1.50		2.21		(0.51	)(f)	52
18.49	30.38		22,598	1.25		2.09		0.03	(g)	100
15.98	29.39		6,395	2.00		2.84		(0.65	)(g)	100
16.11	29.40		5,263	2.00		2.84		(0.70	)(g)	100
20.38	30.87		5,649	0.85		1.69		0.39	(g)	100
18.58	30.66		10	1.00		1.84		0.26	(g)	100
18.33	30.07		47	1.50		2.34		(0.21	)(g)	100
14.23	12.40		19,090	1.25		2.44		(0.06)		205
12.35	11.56		7,608	2.00		3.19		(0.78)		205
12.45	11.56		4,793	2.00		3.19		(0.82)		205
15.67	12.90		4,026	0.85		2.04		0.31		205
14.30	12.78		7	1.00		2.19		0.18		205
14.15	12.03		42	1.50		2.69		(0.44)		205
12.66	(39.66)		19,402	1.25		2.00		(0.32)		182
11.07	(40.12)		10,176	2.00		2.75		(1.07)		182
11.16	(40.12)		4,918	2.00		2.75		(1.07)		182
13.88	(39.44)		3,662	0.85		1.60		(0.12)		182
12.68	(34.14)		7	1.00	(h)	1.75	(h)	(0.06	)(h)	182
12.63	(34.40)		7	1.50	(h)	2.25	(h)	(0.40	)(h)	182

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations					Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income	From net realized gains
FOR THE FISCAL YEARS ENDED OCTOBER 31,*
2012 - A	$26.36	$0.22	(d)	$2.31	(f)	$2.53	$(0.14)	$—
2012 - B	18.40	(0.01	)(d)	1.62	(f)	1.61	—	—
2012 - C	20.79	—	(d)(e)	1.83	(f)	1.83	—	—
2012 - Institutional	32.66	0.47	(d)	2.79	(f)	3.26	(0.25)	—
2012 - IR	26.40	0.31	(d)	2.28	(f)	2.59	(0.24)	—
2012 - R	26.21	0.15	(d)	2.30	(f)	2.45	(0.12)	—
2011 - A	24.10	0.15	(g)	2.27		2.42	(0.16)	—
2011 - B	16.87	(0.03	)(g)	1.58		1.55	(0.02)	—
2011 - C	19.06	(0.04	)(g)	1.80		1.76	(0.03)	—
2011 - Institutional	29.80	0.32	(g)	2.79		3.11	(0.25)	—
2011 - IR	24.15	0.24	(g)	2.24		2.48	(0.23)	—
2011 - R	23.99	0.07	(g)	2.26		2.33	(0.11)	—
2010 - A	18.78	0.16	(h)	5.34		5.50	(0.18)	—
2010 - B	13.24	—	(e)(h)	3.75		3.75	(0.12)	—
2010 - C	14.94	—	(e)(h)	4.24		4.24	(0.12)	—
2010 - Institutional	23.11	0.30	(h)	6.59		6.89	(0.20)	—
2010 - IR	18.78	0.22	(h)	5.34		5.56	(0.19)	—
2010 - R	18.74	0.10	(h)	5.33		5.43	(0.18)	—
2009 - A	18.62	0.18		0.25		0.43	(0.27)	—
2009 - B	13.16	0.05		0.19		0.24	(0.16)	—
2009 - C	14.84	0.05		0.18		0.23	(0.13)	—
2009 - Institutional	22.89	0.31		0.28		0.59	(0.37)	—
2009 - IR	18.69	0.22		0.21		0.43	(0.34)	—
2009 - R	18.62	0.12		0.23		0.35	(0.23)	—
2008 - A	89.04	0.14		(14.42)		(14.28)	—	(56.14)
2008 - B	81.13	(0.07)		(11.76)		(11.83)	—	(56.14)
2008 - C	83.58	—	(e)	(12.60)		(12.60)	—	(56.14)
2008 - Institutional	95.27	0.42		(16.66)		(16.24)	—	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21		(6.79)		(6.58)	—	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14		(6.79)		(6.65)	—	(56.14)

*	All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.33% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.07 per share. Excluding such payment, the total return would have been 9.34%, 8.35%, 8.44%, 9.81%, 9.55% and 9.09%, respectively.
(g)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.27% of average net assets.
(h)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.33% of average net assets.
(i)	Annualized.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$28.75	9.60	%(f)	$87,084	1.25%		1.52%		0.79	%(d)	85%
20.01	8.73	(f)	10,256	2.01		2.27		0.03	(d)	85
22.62	8.78	(f)	17,808	2.00		2.27		0.04	(d)	85
35.67	10.02	(f)	12,310	0.85		1.11		1.30	(d)	85
28.75	9.82	(f)	455	1.00		1.26		1.11	(d)	85
28.54	9.35	(f)	699	1.50		1.75		0.52	(d)	85
26.36	10.03		91,426	1.25		1.54		0.58	(g)	33
18.40	9.19		14,722	2.00		2.29		(0.16	)(g)	33
20.79	9.21		19,248	2.00		2.29		(0.17	)(g)	33
32.66	10.46		3,479	0.85		1.14		0.97	(g)	33
26.40	10.29		223	1.00		1.29		0.96	(g)	33
26.21	9.71		214	1.50		1.79		0.26	(g)	33
24.10	29.47		95,864	1.25		1.55		0.72	(h)	85
16.87	28.54		20,172	2.00		2.30		0.01	(h)	85
19.06	28.54		21,671	2.00		2.30		(0.02	)(h)	85
29.80	30.03		2,462	0.85		1.15		1.10	(h)	85
24.15	29.83		28	1.00		1.30		0.99	(h)	85
23.99	29.17		120	1.50		1.80		0.45	(h)	85
18.78	2.64		79,873	1.25		1.69		1.11		184
13.24	2.27		27,689	2.00		2.44		0.42		184
14.94	1.61		20,883	2.00		2.44		0.38		184
23.11	2.97		1,244	0.85		1.29		1.55		184
18.78	2.43		7	1.00		1.44		1.34		184
18.74	2.17		79	1.50		1.94		0.68		184
18.62	(33.48)		85,992	1.25		1.53		0.71		147
13.16	(34.04)		43,039	2.00		2.28		(0.05)		147
14.84	(33.89)		26,503	2.00		2.28		(0.05)		147
22.89	(33.07)		1,599	0.85		1.13		1.05		147
18.69	(27.00)		7	1.00	(i)	1.28	(i)	1.03	(i)	147
18.62	(27.27)		7	1.50	(i)	1.78	(i)	0.60	(i)	147

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$24.21	$0.33	(d)	$2.70 (e)	$3.03	$(0.44)	$—	$(0.44)
2012 - B	22.59	0.14	(d)	2.52 (e)	2.66	(0.23)	—	(0.23)
2012 - C	22.25	0.13	(d)	2.48 (e)	2.61	(0.27)	—	(0.27)
2012 - Institutional	24.82	0.44	(d)	2.77 (e)	3.21	(0.52)	—	(0.52)
2012 - Service	24.14	0.30	(d)	2.70 (e)	3.00	(0.38)	—	(0.38)
2012 - IR	24.08	0.37	(d)	2.69 (e)	3.06	(0.52)	—	(0.52)
2012 - R	23.98	0.22	(d)	2.73 (e)	2.95	(0.35)	—	(0.35)
2011 - A	22.32	0.31	(f)	1.87	2.18	(0.29)	—	(0.29)
2011 - B	20.82	0.12	(f)	1.76	1.88	(0.11)	—	(0.11)
2011 - C	20.54	0.12	(f)	1.72	1.84	(0.13)	—	(0.13)
2011 - Institutional	22.89	0.44	(f)	1.87	2.31	(0.38)	—	(0.38)
2011 - Service	22.25	0.28	(f)	1.87	2.15	(0.26)	—	(0.26)
2011 - IR	22.21	0.36	(f)	1.86	2.22	(0.35)	—	(0.35)
2011 - R	22.11	0.24	(f)	1.85	2.09	(0.22)	—	(0.22)
2010 - A	19.75	0.24		2.63	2.87	(0.30)	—	(0.30)
2010 - B	18.43	0.08		2.44	2.52	(0.13)	—	(0.13)
2010 - C	18.21	0.07		2.44	2.51	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.33		2.69	3.02	(0.38)	—	(0.38)
2010 - Service	19.66	0.23		2.60	2.83	(0.24)	—	(0.24)
2010 - IR	19.65	0.29		2.63	2.92	(0.36)	—	(0.36)
2010 - R	19.63	0.18		2.61	2.79	(0.31)	—	(0.31)
2009 - A	19.02	0.31		0.87	1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEAR ENDED AUGUST 31,
2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.23% of average net assets.
(e)	Reflects payment from affiliate relating to certain investment transactions which amounted to $0.02 per share. Excluding such payment, the total return would have been 12.61%, 11.75%, 11.75%, 13.08%, 12.50%, 12.87% and 12.33%, respectively.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.13% of average net assets.
(g)	Annualized.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Net asset value, end of period	Total return(b)		Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$26.80	12.69	%(e)	$239,796	0.95%		1.20%		1.31	%(d)	121%
25.02	11.84	(e)	8,807	1.71		1.95		0.60	(d)	121
24.59	11.84	(e)	30,979	1.70		1.95		0.55	(d)	121
27.51	13.16	(e)	33,613	0.55		0.80		1.69	(d)	121
26.76	12.58	(e)	1,036	1.05		1.30		1.18	(d)	121
26.62	12.96	(e)	198	0.70		0.95		1.45	(d)	121
26.58	12.42	(e)	336	1.20		1.44		0.85	(d)	121
24.21	9.83		278,353	0.95		1.19		1.28	(f)	46
22.59	9.05		13,170	1.70		1.94		0.56	(f)	46
22.25	9.00		32,665	1.70		1.94		0.52	(f)	46
24.82	10.20		33,581	0.55		0.79		1.76	(f)	46
24.14	9.74		962	1.05		1.29		1.19	(f)	46
24.08	10.09		105	0.70		0.94		1.57	(f)	46
23.98	9.53		29	1.20		1.44		1.03	(f)	46
22.32	14.67		301,843	0.95		1.18		1.12		47
20.82	13.76		18,663	1.70		1.93		0.39		47
20.54	13.84		34,942	1.70		1.93		0.37		47
22.89	15.10		115,177	0.55		0.78		1.54		47
22.25	14.50		1,273	1.05		1.28		1.10		47
22.21	15.00		8	0.70		0.93		1.37		47
22.11	14.35		48	1.20		1.43		0.88		47
19.75	6.57		328,575	0.95		1.19		1.75		136
18.43	5.83		25,269	1.70		1.94		1.14		136
18.21	5.82		37,716	1.70		1.94		0.99		136
20.25	7.04		153,872	0.55		0.79		2.14		136
19.66	6.50		2,117	1.05		1.29		1.68		136
19.65	6.83		7	0.70		0.94		1.93		136
19.63	6.39		50	1.20		1.44		0.89		136

19.02	(23.83)		384,949	0.95	(g)	1.22	(g)	1.16	(g)	27
17.63	(23.94)		47,671	1.70	(g)	1.97	(g)	0.46	(g)	27
17.50	(23.95)		42,816	1.70	(g)	1.97	(g)	0.41	(g)	27
19.52	(23.78)		177,704	0.55	(g)	0.82	(g)	1.57	(g)	27
18.84	(23.85)		2,949	1.05	(g)	1.32	(g)	1.05	(g)	27
18.96	(23.79)		6	0.70	(g)	0.97	(g)	1.48	(g)	27
18.89	(23.86)		6	1.20	(g)	1.47	(g)	0.99	(g)	27

24.97	(15.39)		530,590	0.95		1.13		1.03		96
23.18	(16.04)		77,406	1.70		1.88		0.28		96
23.01	(16.01)		58,873	1.70		1.88		0.28		96
25.61	(15.09)		253,353	0.55		0.73		1.40		96
24.74	(15.43)		3,908	1.05		1.23		0.91		96
24.88	(14.61)		9	0.70	(g)	0.88	(g)	1.30	(g)	96
24.81	(14.89)		9	1.20	(g)	1.38	(g)	0.85	(g)	96

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified
Structured Small Cap Growth and Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable,

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Structured Large Cap Value	Quarterly	Annually
Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

STRUCTURED LARGE CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$441,563,305	$—	$—
Short-term Investments	—	8,400,000	—
Securities Lending Reinvestment Vehicle	4,178,675	—	—
Total	$445,741,980	$8,400,000	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(125,382)	$—	$—

STRUCTURED LARGE CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$454,966,970	$—	$—
Short-term Investments	—	9,100,000	—
Securities Lending Reinvestment Vehicle	1,648,200	—	—
Total	$456,615,170	$9,100,000	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(152,296)	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRUCTURED SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$188,275,921	$782,081	$—
Short-term Investments	—	4,500,000	—
Securities Lending Reinvestment Vehicle	14,613,327	—	—
Total	$202,889,248	$5,282,081	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(93,427)	$—	$—

STRUCTURED SMALL CAP GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$41,116,841	$91,567	$—
Short-term Investments	—	1,000,000	—
Securities Lending Reinvestment Vehicle	3,491,625	—	—
Total	$44,608,466	$1,091,567	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(30,401)	$—	$—

STRUCTURED SMALL CAP VALUE

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$125,032,068	$399,791	$—
Investment Company	145,240	—	—
Short-term Investments	—	3,200,000	—
Securities Lending Reinvestment Vehicle	10,098,450	—	—
Total	$135,275,758	$3,599,791	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(109,389)	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRUCTURED U.S. EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$309,663,831	$—	$—
Short-term Investments	—	7,900,000	—
Securities Lending Reinvestment Vehicle	1,346,950	—	—
Total	$311,010,781	$7,900,000	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(86,127)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of October 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Liabilities(a)
Equity	Structured Large Cap Growth	Unrealized loss on futures variation margin	$(125,382)
Equity	Structured Large Cap Value	Unrealized loss on futures variation margin	(152,296)
Equity	Structured Small Cap Equity	Unrealized loss on futures variation margin	(93,427)
Equity	Structured Small Cap Growth	Unrealized loss on futures variation margin	(30,401)
Equity	Structured Small Cap Value	Unrealized loss on futures variation margin	(109,389)
Equity	Structured U.S. Equity	Unrealized loss on futures variation margin	(86,127)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss) from futures contracts” or “Net change in unrealized gain (loss) on futures contracts” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Structured Large Cap Growth	$2,384,186	$(527,375)	187
Equity	Structured Large Cap Value	2,571,187	(621,393)	123

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Fund	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Structured Small Cap Equity	1,383,642	(289,630)	49
Equity	Structured Small Cap Growth	203,524	(90,834)	10
Equity	Structured Small Cap Value	505,191	(296,543)	34
Equity	Structured U.S. Equity	548,372	(369,747)	85

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate*
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Structured Large Cap Growth	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.51%
Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51
Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81
Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management fee rates above through at least February 28, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2012, Goldman Sachs advised that it retained the following approximate amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Structured Large Cap Growth	$3,900	$—	$—
Structured Large Cap Value	2,900	—	300
Structured Small Cap Equity	5,400	—	300
Structured Small Cap Growth	2,100	—	—
Structured Small Cap Value	3,700	—	—
Structured U.S. Equity	7,000	—	800

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), Administration Share fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for each Fund are 0.004%. These Other Expense

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

reimbursements will remain in place through at least February 28, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the fiscal year ended October 31, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waivers	Custody Fee Credits		Other Expense Reimbursements	Total Expense Reductions
Structured Large Cap Growth	$809	$—	*	$382	$1,191
Structured Large Cap Value	457	9		334	800
Structured Small Cap Equity	77	—	*	325	402
Structured Small Cap Growth	17	—	*	287	304
Structured Small Cap Value	53	—	*	294	347
Structured U.S. Equity	472	—	*	360	832

*	Amount is less than $500.

As of October 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Structured Large Cap Growth	$203	$42	$35	$280
Structured Large Cap Value	206	35	32	273
Structured Small Cap Equity	136	22	16	174
Structured Small Cap Growth	30	13	6	49
Structured Small Cap Value	90	44	20	154
Structured U.S. Equity	141	87	48	276

G.  Line of Credit Facility — As of October 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2012, Goldman Sachs earned approximately $15,400, $8,400, $6,500, $300, $700 and $4,400 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2012, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio
Structured Large Cap Growth	8%	—%	13%	22%	23%
Structured Large Cap Value	9	—	12	24	26
Structured Small Cap Equity	6	10	7	14	15

As of October 31, 2012, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R
Structured Large Cap Growth	—%	8%
Structured Large Cap Value	7	28
Structured Small Cap Growth	7	40
Structured U.S. Equity	5	—

On October 25, 2012, GSAM reimbursed the Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds in the amount of $353,944, $558,808, $206,041, $361,874 and $217,901, respectively, to rectify a data issue in its portfolio management decision making process.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Structured Large Cap Growth	$810,189,730	$984,828,008
Structured Large Cap Value	672,808,680	788,492,512
Structured Small Cap Equity	241,677,880	235,433,624
Structured Small Cap Growth	49,120,897	51,687,468
Structured Small Cap Value	108,370,008	117,170,818
Structured U.S. Equity	400,026,459	476,036,321

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

7. SECURITIES LENDING (continued)

procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund, deemed and affiliate of the Trust, is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2012, are reported under Investment Income on the Statement of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2012		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Structured Large Cap Growth	$7,855	$36,494	$—
Structured Large Cap Value	4,217	6,065	—
Structured Small Cap Equity	14,480	35,755	931,250
Structured Small Cap Growth	6,326	14,948	306,925
Structured Small Cap Value	14,831	43,012	2,148,975
Structured U.S. Equity	3,005	11,936	—

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Year	Shares Bought	Shares Sold	Number of Shares Held End of Year	Value at End of Year
Structured Large Cap Growth	5,475	56,233	(57,529)	4,179	$4,179
Structured Large Cap Value	3,116	38,166	(39,634)	1,648	1,648
Structured Small Cap Equity	9,717	56,361	(51,465)	14,613	14,613
Structured Small Cap Growth	2,142	18,907	(17,557)	3,492	3,492
Structured Small Cap Value	6,141	43,240	(39,283)	10,098	10,098
Structured U.S. Equity	1,728	21,685	(22,066)	1,347	1,347

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
Distributions paid from ordinary income	$7,253,659	$8,828,147	$1,724,113	$—	$491,742	$6,028,066

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
Distributions paid from ordinary income	$6,984,463	$9,536,798	$2,995,203	$—	$679,476	$6,022,799

As of October 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
Undistributed ordinary income — net	$5,003,273	$100,400	$—	$18,082	$290,692	$2,821,935
Capital loss carryforwards:(1)(2)
Expiring 2016	(130,741,618)	(115,976,490)	(10,818,137)	—	(865,995)	—
Expiring 2017	(340,520,322)	(382,249,557)	(163,876,125)	(5,667,247)	(40,600,516)	(156,909,082)
Total capital loss carryforwards	$(471,261,940)	$(498,226,047)	$(174,694,262)	$(5,667,247)	$(41,466,511)	$(156,909,082)
Unrealized gains — net	$47,384,708	$50,753,454	$18,383,550	$3,900,853	$12,714,541	$39,782,629
Total accumulated losses — net	$(418,873,959)	$(447,372,193)	$(156,310,712)	$(1,748,312)	$(28,461,278)	$(114,304,518)

(1)	The Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds utilized $112,003,801, $91,528,989, $37,873,536, $7,282,676, $19,094,419 and $53,867,120, respectively, of capital losses in the current fiscal year.
(2)	Expiration occurs on October 31 of the year indicated.

As of October 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured Large Cap Growth	Structured Large Cap Value	Structured Small Cap Equity	Structured Small Cap Growth	Structured Small Cap Value	Structured U.S. Equity
Tax Cost	$406,757,272	$414,961,716	$189,787,779	$41,799,180	$126,161,008	$279,128,152
Gross unrealized gain	56,896,306	62,853,731	35,478,389	6,857,824	22,251,088	44,403,046
Gross unrealized loss	(9,511,598)	(12,100,277)	(17,094,839)	(2,956,971)	(9,536,547)	(4,620,417)
Net unrealized security gain	$47,384,708	$50,753,454	$18,383,550	$3,900,853	$12,714,541	$39,782,629

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences related to the tax treatment of underlying fund investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

8. TAX INFORMATION (continued)

from taxable overdistributions, differences in the tax treatment of real estate investment trust investments, underlying fund investments, passive foreign investment company investments and partnership investments.

Fund	Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Structured Large Cap Growth	$(8,847)	$317,603	$(308,756)
Structured Large Cap Value	23,532	66,782	(90,314)
Structured Small Cap Equity	(164,058)	418,504	(254,446)
Structured Small Cap Growth	(1,103)	(26,400)	27,503
Structured Small Cap Value	(137,134)	106,900	30,234
Structured U.S. Equity	(6,846)	95,674	(88,828)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

10. INDEMNIFICATIONS (continued)

these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Large Cap Growth Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,154,372	$28,393,655	5,171,459	$63,547,790
Reinvestment of distributions	123,037	1,535,500	128,552	1,528,481
Shares converted from Class B(a)	88,488	1,181,991	100,200	1,225,033
Shares redeemed	(5,864,729)	(80,463,127)	(6,008,242)	(74,779,859)
	(3,498,832)	(49,351,981)	(608,031)	(8,478,555)
Class B Shares
Shares sold	4,635	56,379	20,495	236,030
Reinvestment of distributions	1,254	14,506	3,523	38,790
Shares converted to Class A(a)	(95,728)	(1,181,991)	(108,540)	(1,225,033)
Shares redeemed	(103,713)	(1,300,868)	(166,968)	(1,910,769)
	(193,552)	(2,411,974)	(251,490)	(2,860,982)
Class C Shares
Shares sold	64,011	789,707	61,321	698,260
Reinvestment of distributions	4,318	49,745	6,411	70,455
Shares redeemed	(217,526)	(2,727,863)	(217,386)	(2,487,922)
	(149,197)	(1,888,411)	(149,654)	(1,719,207)
Institutional Shares
Shares sold	6,317,283	84,523,472	16,722,074	204,119,512
Reinvestment of distributions	436,080	5,590,540	430,655	5,253,989
Shares redeemed	(15,477,425)	(218,937,584)	(17,475,558)	(223,640,962)
	(8,724,062)	(128,823,572)	(322,829)	(14,267,461)
Service Shares
Shares sold	5,119	67,131	86,260	1,069,002
Reinvestment of distributions	—	—	68	796
Shares redeemed	(16,242)	(228,984)	(13,940)	(165,639)
	(11,123)	(161,853)	72,388	904,159
Class IR Shares
Shares sold	46,622	643,240	2,897	34,044
Reinvestment of distributions	54	670	9	117
Shares redeemed	(2,500)	(33,988)	(1)	(17)
	44,176	609,922	2,905	34,144
Class R Shares
Shares sold	7,411	106,334	693	8,228
Reinvestment of distributions	8	98	45	532
Shares redeemed	(459)	(6,178)	(3,776)	(45,187)
	6,960	100,254	(3,038)	(36,427)
NET INCREASE (DECREASE)	(12,525,630)	$(181,927,615)	(1,259,749)	$(26,424,329)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Value Fund				Structured Small Cap Equity Fund
For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011		For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

2,202,488	$23,680,613	5,574,688	$56,866,197	3,421,016	$43,260,091	2,420,425	$28,274,643
170,736	1,835,029	200,833	2,044,055	41,277	495,313	56,590	668,893
3,540	37,083	11,149	114,593	18,017	224,211	14,773	176,691
(6,132,185)	(67,022,480)	(7,536,071)	(77,141,341)	(5,040,273)	(64,767,202)	(6,637,260)	(81,471,268)
(3,755,421)	(41,469,755)	(1,749,401)	(18,116,496)	(1,559,963)	(20,787,587)	(4,145,472)	(52,351,041)

2,541	27,904	8,033	81,320	5,984	63,991	2,354	26,229
1,104	11,679	1,268	12,665	18	201	—	—
(3,559)	(37,083)	(11,213)	(114,593)	(20,025)	(224,211)	(16,457)	(176,691)
(53,912)	(584,701)	(67,966)	(684,505)	(48,297)	(543,632)	(70,706)	(755,930)
(53,826)	(582,201)	(69,878)	(705,113)	(62,320)	(703,651)	(84,809)	(906,392)

189,563	2,018,367	262,559	2,675,408	196,166	2,223,629	326,166	3,580,701
8,520	90,181	8,045	80,471	2,517	27,214	660	7,047
(411,035)	(4,383,466)	(361,352)	(3,667,874)	(353,592)	(3,985,314)	(497,454)	(5,307,932)
(212,952)	(2,274,918)	(90,748)	(911,995)	(154,909)	(1,734,471)	(170,628)	(1,720,184)

6,344,587	66,688,711	17,787,522	174,975,317	6,643,648	84,934,855	1,350,084	17,056,278
624,213	6,739,504	690,184	7,027,231	86,557	1,074,181	184,734	2,261,145
(13,452,800)	(146,724,216)	(20,876,911)	(214,956,156)	(4,393,749)	(59,131,812)	(15,873,851)	(200,081,121)
(6,484,000)	(73,296,001)	(2,399,205)	(32,953,608)	2,336,456	26,877,224	(14,339,033)	(180,763,698)

160,009	1,702,642	288,598	2,991,294	116,306	1,481,980	42,206	515,128
7,972	85,430	8,886	90,444	676	8,024	402	4,710
(476,865)	(5,272,923)	(239,159)	(2,448,951)	(79,783)	(1,027,535)	(45,237)	(539,699)
(308,884)	(3,484,851)	58,325	632,787	37,199	462,469	(2,629)	(19,861)

5,466	59,043	5,646	54,568	58,773	737,232	442,921	5,707,325
162	1,769	53	525	5,696	67,613	28	328
(1,080)	(11,584)	(772)	(7,070)	(57,719)	(729,754)	(32,809)	(402,474)
4,548	49,228	4,927	48,023	6,750	75,091	410,140	5,305,179

2,175	23,009	2,901	31,381	15,169	194,528	10,833	131,027
25	273	61	626	129	1,539	87	1,017
(262)	(2,803)	(6,941)	(65,642)	(4,737)	(61,401)	(10,586)	(129,527)
1,938	20,479	(3,979)	(33,635)	10,561	134,666	334	2,517
(10,808,597)	$(121,038,019)	(4,249,959)	$(52,040,037)	613,774	$4,323,741	(18,332,097)	$(230,453,480)

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	150,164	$3,374,569	228,626	$4,826,159
Reinvestment of distributions	—	—	—	—
Shares converted from Class B(a)	45,644	1,035,608	59,313	1,236,375
Shares redeemed	(276,280)	(6,267,685)	(333,176)	(7,005,445)
	(80,472)	(1,857,508)	(45,237)	(942,911)
Class B Shares
Shares sold	9,851	188,314	10,682	199,185
Reinvestment of distributions	—	—	—	—
Shares converted to Class A(a)	(53,388)	(1,035,608)	(68,874)	(1,236,375)
Shares redeemed	(48,070)	(928,940)	(80,532)	(1,469,009)
	(91,607)	(1,776,234)	(138,724)	(2,506,199)
Class C Shares
Shares sold	51,359	990,994	44,332	815,150
Reinvestment of distributions	—	—	—	—
Shares redeemed	(72,422)	(1,409,005)	(88,782)	(1,615,191)
	(21,063)	(418,011)	(44,450)	(800,041)
Institutional Shares
Shares sold	31,554	800,082	40,942	956,437
Reinvestment of distributions	—	—	—	—
Shares redeemed	(30,430)	(756,172)	(21,884)	(502,885)
	1,124	43,910	19,058	453,552
Service Shares
Shares sold	—	—	—	—
Reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
	—	—	—	—
Class IR Shares
Shares sold	38,575	827,372	48,863	1,029,008
Reinvestment of distributions	—	—	—	—
Shares redeemed	(32,916)	(758,032)	(47,609)	(1,058,987)
	5,659	69,340	1,254	(29,979)
Class R Shares
Shares sold	362	7,775	72	1,504
Reinvestment of distributions	—	—	—	—
Shares redeemed	(2)	(43)	(1,733)	(38,919)
	360	7,732	(1,661)	(37,415)
NET DECREASE	(185,999)	$(3,930,771)	(209,760)	$(3,862,993)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Value Fund				Structured U.S. Equity Fund
For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011		For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011
Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

234,841	$6,551,642	261,255	$6,994,852	516,276	$12,982,428	1,727,140	$40,324,090
17,093	447,825	22,232	581,502	191,540	4,577,800	154,948	3,529,730
102,593	2,861,234	129,760	3,401,680	70,854	1,815,567	103,415	2,438,689
(793,259)	(22,403,570)	(922,202)	(24,576,768)	(3,328,958)	(83,967,729)	(4,011,205)	(96,058,718)
(438,732)	(12,542,869)	(508,955)	(13,598,734)	(2,550,288)	(64,591,934)	(2,025,702)	(49,766,209)

13,002	252,705	8,465	161,701	6,870	161,501	12,767	290,454
—	—	1,160	21,735	5,024	112,843	3,927	84,033
(146,760)	(2,861,234)	(185,179)	(3,401,680)	(75,583)	(1,815,567)	(110,428)	(2,438,689)
(154,020)	(2,978,139)	(220,227)	(4,098,351)	(167,420)	(3,972,045)	(219,410)	(4,876,307)
(287,778)	(5,586,668)	(395,781)	(7,316,595)	(231,109)	(5,513,268)	(313,144)	(6,940,509)

54,318	1,200,983	58,894	1,246,603	108,987	2,555,577	162,204	3,551,276
—	—	1,167	24,613	15,991	353,074	9,199	193,917
(192,766)	(4,249,365)	(271,094)	(5,771,021)	(333,441)	(7,842,518)	(404,771)	(9,002,344)
(138,448)	(3,048,382)	(211,033)	(4,499,805)	(208,463)	(4,933,867)	(233,368)	(5,257,151)

321,012	11,364,487	45,649	1,508,203	237,774	6,323,070	774,981	19,248,327
681	22,071	287	9,255	26,618	650,815	79,450	1,850,388
(83,124)	(2,870,446)	(22,040)	(715,375)	(395,368)	(10,323,460)	(4,533,739)	(108,665,711)
238,569	8,516,112	23,896	802,083	(130,976)	(3,349,575)	(3,679,308)	(87,566,996)

—	—	—	—	3,829	95,432	5,091	122,573
—	—	—	—	344	8,222	304	6,924
—	—	—	—	(5,316)	(132,172)	(22,751)	(519,342)
—	—	—	—	(1,143)	(28,518)	(17,356)	(389,845)

14,403	398,988	7,735	194,177	4,747	118,621	4,742	107,269
74	1,923	11	272	71	1,686	6	125
(7,097)	(203,630)	(448)	(11,197)	(1,736)	(40,658)	(734)	(16,013)
7,380	197,281	7,298	183,252	3,082	79,649	4,014	91,381

18,168	513,590	6,430	175,858	12,321	304,559	196	4,663
47	1,228	21	543	18	426	22	494
(1,876)	(52,574)	(3,294)	(82,223)	(898)	(22,700)	(1,192)	(27,964)
16,339	462,244	3,157	94,178	11,441	282,285	(974)	(22,807)
(602,670)	$(12,002,282)	(1,081,418)	$(24,335,621)	(3,107,456)	$(78,055,228)	(6,265,838)	$(149,852,136)

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Structured Domestic Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund, (collectively the “Structured Domestic Equity Funds”), portfolios of Goldman Sachs Trust, at October 31, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012, by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares) and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
Share Class	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*
Class A
Actual	$1,000.00	$1,001.40		$4.81	$1,000.00	$1,037.50		$4.89	$1,000.00	$987.80		$6.27
Hypothetical 5% return	1,000.00	1,020.33	+	4.86	1,000.00	1,020.34	+	4.85	1,000.00	1,018.83	+	6.37
Class B
Actual	1,000.00	996.90		8.57	1,000.00	1,032.90		8.71	1,000.00	983.90		10.01
Hypothetical 5% return	1,000.00	1,016.56	+	8.65	1,000.00	1,016.56	+	8.64	1,000.00	1,015.05	+	10.16
Class C
Actual	1,000.00	996.90		8.56	1,000.00	1,033.00		8.71	1,000.00	983.80		9.99
Hypothetical 5% return	1,000.00	1,016.56	+	8.65	1,000.00	1,016.57	+	8.64	1,000.00	1,015.06	+	10.15
Institutional
Actual	1,000.00	1,002.80		2.79	1,000.00	1,038.80		2.84	1,000.00	989.70		4.27
Hypothetical 5% return	1,000.00	1,022.35	+	2.82	1,000.00	1,022.35	+	2.82	1,000.00	1,020.84	+	4.34
Service
Actual	1,000.00	1,000.70		5.31	1,000.00	1,036.90		5.40	1,000.00	987.60		6.76
Hypothetical 5% return	1,000.00	1,019.83	+	5.36	1,000.00	1,019.84	+	5.35	1,000.00	1,018.33	+	6.87
Class IR
Actual	1,000.00	1,002.20		3.54	1,000.00	1,039.10		3.61	1,000.00	989.20		5.02
Hypothetical 5% return	1,000.00	1,021.60	+	3.58	1,000.00	1,021.59	+	3.58	1,000.00	1,020.09	+	5.10
Class R
Actual	1,000.00	1,000.00		6.04	1,000.00	1,035.60		6.16	1,000.00	986.90		7.51
Hypothetical 5% return	1,000.00	1,019.10	+	6.10	1,000.00	1,019.09	+	6.11	1,000.00	1,017.58	+	7.62

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2012 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
Share Class	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 5/1/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*
Class A
Actual	$1,000.00	$1,009.50		$6.33	$1,000.00	$1,009.50		$6.33	$1000.00	$1,014.40		$4.83
Hypothetical 5% return	1,000.00	1,018.83	+	6.36	1,000.00	1,018.83	+	6.36	1,000.00	1,020.34	+	4.85
Class B
Actual	1,000.00	1,006.10		10.11	1,000.00	1,005.50		10.11	1,000.00	1,010.90		8.62
Hypothetical 5% return	1,000.00	1,015.06	+	10.16	1,000.00	1,015.06	+	10.16	1,000.00	1,016.56	+	8.65
Class C
Actual	1,000.00	1,006.00		10.11	1,000.00	1,005.80		10.11	1,000.00	1,010.70		8.62
Hypothetical 5% return	1,000.00	1,015.06	+	10.15	1,000.00	1,015.06	+	10.15	1,000.00	1,016.57	+	8.64
Institutional
Actual	1,000.00	1,011.70		4.32	1,000.00	1,011.60		4.32	1,000.00	1,016.60		2.81
Hypothetical 5% return	1,000.00	1,020.84	+	4.34	1,000.00	1,020.84	+	4.34	1,000.00	1,022.35	+	2.82
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,014.40		5.34
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.84	+	5.35
Class IR
Actual	1,000.00	1,010.70		5.08	1,000.00	1,010.50		5.07	1,000.00	1,015.60		3.57
Hypothetical 5% return	1,000.00	1,020.09	+	5.10	1,000.00	1,020.09	+	5.09	1,000.00	1,021.59	+	3.58
Class R
Actual	1,000.00	1,008.30		7.60	1,000.00	1,008.50		7.57	1,000.00	1,013.30		6.08
Hypothetical 5% return	1,000.00	1,017.57	+	7.63	1,000.00	1,017.60	+	7.61	1,000.00	1,019.09	+	6.10

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Large Cap Growth	0.96%	1.71%	1.71%	0.56%	1.06%	0.70%	1.20%
Structured Large Cap Value	0.96	1.71	1.70	0.55	1.05	0.70	1.20
Structured Small Cap Equity	1.25	2.01	2.00	0.85	1.35	1.00	1.50
Structured Small Cap Growth	1.25	2.01	2.00	0.85	N/A	1.00	1.51
Structured Small Cap Value	1.25	2.01	2.00	0.85	N/A	1.00	1.50
Structured U.S. Equity	0.95	1.71	1.70	0.55	1.05	0.71	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured Small Cap Equity, Goldman Sachs Structured Small Cap Growth, Goldman Sachs Structured Small Cap Value and Goldman Sachs Structured U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a comparable institutional composite managed by the Investment Adviser (in the case of the Structured Large Cap Growth Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees and limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Structured Large Cap Growth Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that each of the Structured U.S. Equity, Structured Large Cap Growth, Structured Large Cap Value, and Structured Small Cap Equity Funds had placed in the top half of its respective peer group for the one- and three-year periods, and in the bottom half of its respective peer group for the five- and ten-year periods ended March 31, 2012. The Independent Trustees noted that each of the Funds also outperformed its respective benchmark index for the one-year period and underperformed its respective benchmark index for the three-, five-, and ten-year periods, except that the Structured Small Cap Equity Fund also outperformed its benchmark index for the three-year period ended March 31, 2012. The Independent Trustees observed that the Structured Small Cap Growth and Structured Small Cap Value Funds had placed in the top half of their respective peer groups and outperformed their respective benchmark indexes for the one- and three-year periods ended March 31, 2012. The Independent Trustees observed that the Funds had generally demonstrated strong performance in the one- and three-year periods. They noted additions to senior management of the Investment Adviser in 2011. The Independent Trustees also recognized the portfolio management team’s recent undertaking to enhance its investment models to strengthen performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Structured Small Cap Equity and Structured Small Cap Growth Funds that would have the effect of increasing total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Structured Large Cap Growth Fund	Structured Large Cap Value Fund	Structured Small Cap Equity Fund	Structured Small Cap Growth Fund	Structured Small Cap Value Fund	Structured U.S. Equity Fund
First $1 billion	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees and limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio (which did not offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009

Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured Domestic Equity Funds — Tax Information (Unaudited)

For the year ended October 31, 2012, 100% of the dividends paid from net investment company taxable income by the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2012, 100% of the dividends paid from net investment company taxable income by the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM
■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategies Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88521.MF.MED.TMPL/12/2012 STDOMAR12/51.6K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012